                                                                   Exhibit 10.35


                             CONFIDENTIAL TREATMENT


                           FIRST REVISED AND RESTATED
                    RESEARCH AND EARLY DEVELOPMENT AGREEMENT


                                     BETWEEN


                       VERTEX PHARMACEUTICALS INCORPORATED

                                       AND

                               NOVARTIS PHARMA AG





      [Certain redacted non-public information has been filed separately with the Securities and Exchange Commission.]

                    RESEARCH AND EARLY DEVELOPMENT AGREEMENT

                                TABLE OF CONTENTS

                                                                                                        Page Number
INTRODUCTION......................................................................................................1

   ARTICLE I - DEFINITIONS........................................................................................1

   ARTICLE II--- RESEARCH PROGRAM.................................................................................6
   2.1.      Commencement.........................................................................................6
   2.2.      Term.................................................................................................6
   2.3.      Research Diligence...................................................................................6
   2.4.      Research Plan........................................................................................6
   2.5.      Joint Research Committee.............................................................................7
   2.6.      Joint Steering Committee.............................................................................9
   2.7.      Exchange of Information..............................................................................9
   2.8.      [This section has been intentionally left blank.]...................................................10
   2.9.      Exclusivity.........................................................................................10

   ARTICLE III--- PAYMENTS.......................................................................................10
   3.1.      Signature Payment by NOVARTIS.......................................................................10
   3.2.      Staffing and Research Support Payments..............................................................10
   3.3.      Development Loan Facility...........................................................................11
   3.4.      Records.............................................................................................12

   ARTICLE IV--- LICENSE, DEVELOPMENT AND COMMERCIALIZATION RIGHTS...............................................12
   4.1.      Development Election................................................................................12
   4.2.      [This section has been intentionally left blank.]...................................................14
   4.3.      Extension of Exercise Period........................................................................14
   4.4.      Refused Candidate...................................................................................14
   4.5.      Back-up Compounds...................................................................................14
   4.6.      [This section has been intentionally left blank.]...................................................16
   4.7.      Clinical Trial Material.............................................................................16
   4.8.      Special Provisions Regarding VX-680, VX-528 and VX-608..............................................16

   ARTICLE V--- CONFIDENTIALITY..................................................................................17
   5.1.      Undertaking.........................................................................................17
   5.2.      Exceptions..........................................................................................18
   5.3.      Publicity...........................................................................................19
   5.4.      Survival............................................................................................19

ARTICLE VI--- PUBLICATION........................................................................................19

   ARTICLE VII--- INDEMNIFICATION................................................................................20
   7.1.      Indemnification by VERTEX...........................................................................20
   7.2.      Indemnification by NOVARTIS.........................................................................20
   7.3.      Claims Procedures...................................................................................21
   7.4.      Compliance..........................................................................................22

   ARTICLE VIII--- PATENTABLE INVENTIONS.........................................................................22
   8.1.      Ownership...........................................................................................22

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                                                                                                        Page Number
   8.2.      Preparation.........................................................................................22
   8.3.      Costs...............................................................................................22

   ARTICLE IX--- TERM AND TERMINATION............................................................................23
   9.1.      Term................................................................................................23
   9.2.      Termination of the Research Program by NOVARTIS for Cause...........................................23
   9.3.      Termination of the Research Program by VERTEX for Cause.............................................23
   9.4.      [This section has been intentionally left blank.]...................................................24
   9.5.      Termination for Scientific Cause....................................................................24
   9.6.      Effect of Termination...............................................................................24

   ARTICLE X--- REPRESENTATIONS AND WARRANTIES...................................................................24
   10.1.     Representations and Warranties of VERTEX............................................................24
   10.2.     Representations and Warranties of NOVARTIS..........................................................25

   ARTICLE XI--- DISPUTE RESOLUTION..............................................................................25
   11.1.     Governing Law, and Jurisdiction.....................................................................25
   11.2.     Dispute Resolution Process..........................................................................25

   ARTICLE XII--- MISCELLANEOUS PROVISIONS.......................................................................26
   12.1.     Official Language...................................................................................26
   12.2.     Waiver..............................................................................................26
   12.3.     Force Majeure.......................................................................................26
   12.4.     Severability........................................................................................27
   12.5.     Government Acts.....................................................................................27
   12.6.     Government Approvals................................................................................27
   12.7.     Export Controls.....................................................................................27
   12.8.     Assignment..........................................................................................27
   12.9.     Affiliates..........................................................................................28
   12.10.    Counterparts........................................................................................28
   12.11.    No Agency...........................................................................................28
   12.12.    Notice..............................................................................................28
   12.13.    Headings............................................................................................29
   12.14.    Authority...........................................................................................29
   12.15.    Entire Agreement....................................................................................29
   12.16.    Standstill..........................................................................................29
   12.17.    Notice of Pharmaceutical Side-Effects...............................................................30
   12.18.    Inflation Adjustment............................................................................... 30
   12.19.    Invoice Requirement................................................................................ 30
   12.20.    Hardship............................................................................................30



Exhibit A           Form of License, Development and Commercialization Agreement
Exhibit B           Form of Invoice

                           First Revised and Restated
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                                                                                                        Page Number
Schedule 1.13       Excluded Compounds and Excluded Kinases
Schedule 2.4.3      Development Candidate Criteria


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      Research and Early Development Agreement -- Confidential -- Page iii

                                                CONFIDENTIAL TREATMENT REQUESTED


                           FIRST REVISED AND RESTATED

                    RESEARCH AND EARLY DEVELOPMENT AGREEMENT

       First Revised and Restated Agreement made this 3rd day of February, 2004, (as so revised and restated, the "Research Agreement"), revising and restating that certain Research And Early Development Agreement dated May 8, 2000 (the "Original Agreement"), between VERTEX PHARMACEUTICALS INCORPORATED ("VERTEX"), a Massachusetts corporation with principal offices at 130 Waverly Street, Cambridge, MA 02139-4242, and NOVARTIS PHARMA AG ("NOVARTIS"), a Swiss corporation with principal offices at Lichtstrasse 35, CH-4056 Basel, Switzerland.

       This Research Agreement is intended by the parties to replace and supercede the rights and obligations of the parties under the Original Agreement with respect to the subject matter thereof, except that the terms of the Original Agreement shall be deemed to govern the rights and obligations of the parties with respect to the Compounds known as VX-680 and VX-528, subject to the provisions of Section 4.8(b) of this Research Agreement.

                                  INTRODUCTION

       WHEREAS, VERTEX has undertaken a broad drug discovery program with the objective of designing novel, small-molecule compounds targeting the kinase protein super-family;

       WHEREAS, NOVARTIS is also interested in developing and commercializing drugs targeting kinase proteins and has particular expertise in developing, registering, manufacturing, marketing and selling pharmaceuticals worldwide;

       WHEREAS, both parties desire to revise and restate the Original Agreement to reflect agreed modifications to the original collaboration, which involve among other things a redirection of VERTEX's efforts from the delivery of compounds which have progressed through early clinical testing, to the delivery of Development Candidates, at an earlier stage in the development process, which target selected Kinases and meet certain pre-agreed Development Candidate Criteria; and

       WHEREAS, NOVARTIS may elect to develop, market and sell any or all of those Compounds as drugs upon the terms set forth herein and in a License, Development and Commercialization Agreement identical in substance to Exhibit A hereto;

       NOW THEREFORE, in consideration of the mutual covenants set forth in this Research Agreement, and other good and valuable consideration, the parties agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

For purposes of this Agreement, the terms defined in this Article 1 shall have the following meanings whether used in their singular or plural forms. Use of the singular shall include the plural and vice versa, unless the context requires otherwise:


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       1.1. "AFFILIATE" shall mean, with respect to any Person, any other Person which directly or indirectly, by itself or through one or more intermediaries, controls, or is controlled by, or is under direct or indirect common control with, such Person. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Control will be presumed if one Person owns, either of record or beneficially, more than 50% of the voting stock of any other Person. For the avoidance of any doubt, the Novartis Institute for Functional Genomics, Inc. and The Friedrich Miescher Institute, as currently operated, are not Affiliates of NOVARTIS for the purposes of this Research Agreement.

       1.1.1. "BACK-UP COMPOUND" shall mean, with reference to any particular Development Candidate or Drug Product Candidate, a Compound which (a) modulates the same Kinase as that Development Candidate or Drug Product Candidate; and [***].

       1.2. "BULK DRUG SUBSTANCE" shall mean a Drug Product Candidate in bulk crystal, powder or other form suitable for incorporation in a Drug Product.

       1.3. "COMPOUND" shall mean any chemical compound, including salts thereof, which affects a Kinase and which was or is synthesized and/or tested (including by screening) by or under the direction of VERTEX or its Affiliates during the term of the Research Program conducted under this Research Agreement, or was synthesized or tested by VERTEX or its Affiliates prior to the Effective Date in a program targeted toward Kinase modulation.

       1.4. "CONTROLLED" shall mean the legal authority or right of a party hereto to grant a license or sublicense of intellectual property rights to another party hereto, or to otherwise disclose proprietary or trade secret information to such other party, without breaching the terms of any agreement with a Third Party, infringing upon the intellectual property rights of a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

       1.5. (a) "Development Candidate" shall mean a Compound that meets the Development Candidate Criteria and which is either proposed by VERTEX, during the term of the Research Program [***], for formal pre-clinical development, or is selected by NOVARTIS on or before the Final Termination Date for formal pre-clinical development pursuant to the provisions of Section 4.1 hereof.

       1.5. (b) "DEVELOPMENT CANDIDATE INFORMATION" will mean all material information known to VERTEX about a Development Candidate, including analytical results and raw data, which NOVARTIS reasonably needs in order to decide whether to exercise the Development Election with respect to the Development Candidate. The Development Candidate Information shall include any previously undisclosed information with respect to VERTEX Kinase Technology which is important to a scientific and commercial evaluation of the Development Candidate. Development Candidate Information will also include comparable information known to VERTEX concerning all Compounds which are Back-up Compounds, as defined herein, to the specific Development Candidate which is the subject of the Development Candidate Information. Pursuant to the provisions of Section 5.1 hereof, the Development Candidate Information shall also disclose [***]

       1.5. (c) "DEVELOPMENT CANDIDATE CRITERIA" shall mean (a) the criteria set forth on Schedule 2.4.3 hereof and (b) such further, more specific criteria to be determined by the JRC as soon as possible after the start of each research project with respect to each particular Kinase target, each therapeutic application, special delivery forms, and the like, as set forth in Section 2.5.3 hereof.


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       1.6. "DEVELOPMENT ELECTION" shall have the meaning set forth in Section
4.1 hereof.

       1.7. "DEVELOPMENT PROGRAM" shall mean activities associated with development of a Drug Product Candidate as specified in the License Agreement.

       1.8. [This section has been intentionally left blank.]

       1.9. "DRUG PRODUCT" shall mean a finished dosage form which is prepared from Bulk Drug Substance and is ready for administration to the ultimate consumer as a pharmaceutical.

       1.10. (a) "DRUG PRODUCT CANDIDATE" shall mean a Development Candidate which has been selected by NOVARTIS for development and commercialization under the License Agreement, pursuant to exercise of its Development Election under
Section 4.1 hereof.

       1.10. (b) "DRUG PRODUCT CANDIDATE BACKUP CANDIDATE" shall mean any Back-up Compound for which NOVARTIS has exercised its Development Election under
Section 4.5 hereof.

       1.11. [This section has been intentionally left blank.]

       1.12. "EFFECTIVE DATE" shall mean the effective date of the Original Agreement as set forth on the first page hereof.

       1.13. "EXCLUDED COMPOUNDS" shall mean any chemical compounds the therapeutic effect of which in humans is thought to be principally derived from an effect on one or more Excluded Kinases. "Excluded Compounds" shall also include the Compound known as [***]. An "analog" shall mean any compounds (or salts thereof) which are claimed in [***] which NOVARTIS can demonstrate by written record were synthesized by NOVARTIS before the Effective Date. "Excluded Compounds" shall also include any Compounds directed toward modulation of a Kinase which has been added to the list of Excluded Kinases by the operation of
Section 4.4 hereof; provided that in no event shall an Excluded Compound include a Drug Product Candidate.

       1.14. "EXCLUDED KINASES" shall mean the human kinases specifically identified in Schedule 1.13 hereto. "Excluded Kinases" shall also include any Kinase hereafter added to the list of Excluded Kinases pursuant to the provisions of Section 4.4 hereof.

       1.15. [This section has been intentionally left blank.]

       1.16. "FIELD" shall mean the treatment or prevention of conditions or diseases in humans, principally by affecting a Kinase other than an Excluded Kinase.

       1.17. "FINAL NOTICE PERIOD" shall have the meaning set forth in Section 4.1(d) hereof.

       1.17.1. "FINAL REPORT" shall have the meaning set forth in Section 4.1(d) hereof.

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       1.17.2. "FINAL REPORT PERIOD" shall have the meaning set forth in Section 4.1(d) hereof.

       1.17.3. "FINAL TERMINATION DATE" shall have the meaning set forth in
Section 4.1(d) hereof.

       1.18. "FTE" shall mean the equivalent of the work of one VERTEX scientist or other project managerial professional, full time for one year, which equates to a total of forty-seven (47) weeks or one thousand eight hundred eighty (1880) hours per year of work, on or directly related to the Research Program. Work in the Research Program can include, but is not limited to, experimental laboratory work, project and research management, activities directed toward evaluation of the commercial potential of a possible Drug Candidate, recording and writing up results, reviewing literature and references, holding scientific discussions, attending appropriate seminars and symposia, and carrying out Joint Research Committee duties. FTE's shall include equivalent scientific work in the Research Program delegated to and carried out by contractors, under the general direction of VERTEX scientists; provided, that the nature and quantity (as a percentage of total program FTE's) of the delegated work shall not be such that the most substantial parts of the overall Research Program, in terms of projected value creation, have been delegated to Third Parties. FTE's which result from work delegated to and carried out by contractors will be separately identified by VERTEX on its invoices provided to NOVARTIS under Section 12.19 hereof.

       1.19. [This section has been intentionally left blank.]

       1.20. [This section has been intentionally left blank.]

       1.21. "JOINT RESEARCH COMMITTEE" or "JRC" shall have the meaning ascribed to it in Section 2.5 of this Research Agreement.

       1.22. "JOINT STEERING COMMITTEE" or "JSC" shall have the meaning ascribed to it in Section 2.6 of this Research Agreement.

       1.23. "KINASE" shall mean a human enzyme that catalyzes the transfer of a phosphate group from a nucleoside triphosphate to a protein.

       1.24. "KINASE TECHNOLOGY" shall mean all data, technical information, know-how, experience, inventions (whether or not patented) trade secrets, processes and methods discovered, developed or applied (with the consent of its owner) and Controlled by either party or its Affiliates, in connection with performance by either party under the Research Program, or in connection with the conduct of a Development Program under the License Agreement prior to termination of the Research Program, that relate to the research, development, utilization, manufacture or use of Compounds, Development Candidates, Drug Product Candidates or Drug Products (other than any such technology which is exclusive to Excluded Kinases); provided, however, that the term Kinase Technology shall not apply to VERTEX's general drug design technology whether in hardware or software form, tangible or intangible.

       1.25. "KNOW-HOW" means all Kinase Technology other than inventions which are the subject of Patents; and "LEAD PERIOD" shall have the meaning set forth in Section 4.5(a) hereof.


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       1.26. "LICENSE AGREEMENT" shall mean the License, Development and Commercialization Agreement, identical in substance to EXHIBIT A to this Research Agreement, to be executed by VERTEX and NOVARTIS with respect to each Drug Product Candidate; and "Notice Period" shall have the meaning set forth in
Section 4.1(b) hereof.

       1.27. "NOVARTIS KNOW-HOW" shall mean all Know-How of NOVARTIS.

       1.28. "NOVARTIS PATENTS" shall mean any Patents controlled by NOVARTIS or its Affiliates claiming Kinase Technology.

       1.29. "NOVARTIS KINASE TECHNOLOGY" shall mean all NOVARTIS Patents and NOVARTIS Know-How.

       1.30. "PATENTS" means all existing patents and patent applications and all patent applications hereafter filed, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

       1.31. "PERSON" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

       1.32. [This section has been intentionally left blank.]

       1.33. [This section has been intentionally left blank.]

       1.34. "REFUSED CANDIDATE" shall have the meaning set forth in Section 4.4 hereof.

       1.35. "REPLACEMENT CANDIDATE" shall have the meaning set forth in Section 4.5(b) hereof.

       1.36. "RESEARCH PLAN" shall have the meaning set forth in Section 2.4.1 hereto.

       1.37. (a) "RESEARCH PROGRAM" shall mean all research activities undertaken under this Research Agreement associated with the identification and design of Compounds and Development Candidates as provided herein; including but not limited to identification and initial testing of Compounds; the conduct of activities referenced in the Development Candidate Criteria with respect to Compounds; and selection of Development Candidates from Compounds.

       1.37. (b) "RESEARCH TERMINATION DATE" shall mean the earlier of April 30, 2006 or the date upon which the Research Program is terminated under Sections 9.2, 9.3 or 9.5 hereof.

       1.38. "RESEARCH YEAR" means a twelve-month period during the term of the Research Program commencing on May 1, and ending on April 30 of each year. The first Research Year hereunder shall be deemed to have commenced on May 1, 2000.

       1.39. [This space has been intentionally left blank.]

       1.40. "TECHNOLOGY" shall mean NOVARTIS Kinase Technology and VERTEX Kinase Technology.

       1.41. "THIRD PARTY" shall mean any person or entity which is not a party or an Affiliate of any party to this Research Agreement.



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       1.42. "THIRD PARTY REFERRAL" shall mean the procedure for resolution of certain disputes hereunder which is set forth in Section 11.2(b) hereof.

       1.43. "VERTEX KNOW-HOW" shall mean all Know-How of VERTEX.

       1.44. "VERTEX PATENTS" shall mean any Patents Controlled by VERTEX or its Affiliates claiming Kinase Technology.

       1.45. "VERTEX KINASE TECHNOLOGY" shall mean all VERTEX Patents and VERTEX Know-How.

Capitalized terms used but not otherwise defined herein which are defined in the License Agreement shall have the meaning ascribed to them therein.


                                   ARTICLE II
                                RESEARCH PROGRAM

       2.1. COMMENCEMENT.

            The Research Program originally commenced on May 1, 2000. VERTEX has principal responsibility for the conduct of the Research Program and NOVARTIS provides consultation, advice and such research effort as may be deemed appropriate by the JRC and accepted by NOVARTIS. The JRC shall review and coordinate all of the parties' efforts with respect to the Research Program.

2.2.     TERM.

            The Research Program will conclude on May 1, 2006, unless earlier terminated in accordance with the provisions hereof. At the request of either party made during the fourth Research Year, the parties will discuss whether, and upon what basis, the Research Program might be extended on comparable terms beyond its initial 6 year term.

       2.3. RESEARCH DILIGENCE.

            The common objective of the parties is to identify Development Candidates as soon as practicable for selection by NOVARTIS as Drug Product Candidates and for worldwide development and marketing under the terms of the License Agreement. VERTEX will work diligently and use all reasonable efforts, consistent with prudent business judgment, to identify Development Candidates for acceptance by NOVARTIS as Drug Product Candidates. VERTEX intends to dedicate to the Research Program at least that level of staffing referenced in
Section 3.2 hereof, and expects to employ an optimal combination of experience and training in the Field. As a matter of corporate strategy, VERTEX has chosen to dedicate a significant amount of its overall research efforts to work in the Field, and will not change that overall strategy during the term of the Research Program without prior notice to and approval by NOVARTIS.

       2.4. RESEARCH PLAN; EARLY DEVELOPMENT PLAN.

            2.4.1. General. VERTEX originally prepared an overall research plan for the Research Program which it submitted to the JRC for its review and comment at the first meeting of the JRC after the Effective Date. The research plan has been and will be revised, updated and submitted to the JRC at least annually for its review and comment (as so revised, updated and submitted, the "Research Plan").


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            2.4.2. [This section has been intentionally left blank.]

            2.4.3. Plan Review. In developing the Research Plan, VERTEX will take into account the intention of the parties to produce Compounds which meet the Development Candidate Criteria. VERTEX shall not perform any work under this Research Agreement with respect to Excluded Compounds or Excluded Kinases. The Research Plan will be reviewed as necessary at each meeting of the JRC, and at any other time upon the request of either party, and shall be modified as appropriate to reflect material scientific or commercial developments. Any disagreements among the parties with respect to these matters may be referred by either party to the Joint Steering Committee for resolution. Notwithstanding the foregoing, VERTEX shall have the final say with respect to the Research Plan.

       2.5. JOINT RESEARCH COMMITTEE.

            2.5.1. Composition and Purposes. VERTEX and NOVARTIS have established and will continue to participate in a Joint Research Committee ("JRC") consisting of at least eight (8) representatives (as may be increased or decreased by the JRC), half of whom shall be designated from time to time by each party. If the JRC chooses to designate a Committee Chair, the Chair will be appointed from among the members of the Committee designated by VERTEX. The JRC shall meet formally at least quarterly, or with such other frequency, and at such time and location, as may be established by the Committee, for the following purposes:

                 (i) To receive and review reports by VERTEX and its project teams, which shall be prepared and submitted to the JRC on a quarterly basis within fifteen (15) days after the end of each calendar quarter, such reports summarizing progress during the preceding quarter under the Research Plan; and to review information with respect to the Compounds under investigation (which VERTEX shall provide in form and content at least as extensive as customarily provided to the JRC under the Original Agreement);

                 (ii) To review a proposal by either party that specified Excluded Compounds or Excluded Kinases be included in the Research Program, or that a Kinase be added to the list of Excluded Kinases; provided that the JRC shall have no authority to include or exclude any Compound or Kinase from the Research Program, and that any such action must be the subject of a formally adopted amendment to this Research Agreement;

                 (iii) To define as soon as possible the further, more specific Development Criteria (x) for ongoing projects, after the signature of this Research Agreement, or (y) for new projects, after the start of such new research project;

                 (iv) To review Development Candidates proposed by VERTEX and to assess whether a given Development Candidate proposed by VERTEX meets the Development Criteria;

                 (v) To review the Research Plan and any proposed revisions thereto;

                 (vi) [This subsection has been intentionally left blank.]; and


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                 (vii) To discuss matters relating to Patents, as may be presented to the JRC by VERTEX or NOVARTIS.

            The party hosting a particular JRC meeting shall prepare and deliver to the members of the JRC, within thirty (30) days after the date of each meeting, minutes of such meeting setting forth, inter alia, all decisions of the JRC, and including a report on the progress of work performed. In case the JRC meets by means of telephone or video conferences, this responsibility shall lie with VERTEX.

       2.5.2. DECISION-MAKING.

                 (i) Each of VERTEX and NOVARTIS shall have one vote on the JRC. The objective of the JRC shall be to reach agreement by consensus on all matters within the scope of the Research Plan. However, in the event of a deadlock with respect to any action (which shall be deemed to have occurred if either party shall request a vote of the JRC on a matter and that vote shall either not be taken within thirty (30) days of the request or if taken shall result in a tie vote) and subject to the procedure set forth in subsection (ii) below as to certain matters, the vote of VERTEX, rendered after reasonable and open discussion among the members of the JRC, shall be final and controlling.

                 (ii) Notwithstanding the foregoing, with respect to JRC decisions (x) as to the nature and extent of any additional Development Candidate Criteria referenced in Section 2.5.3 hereof, any disagreement between the parties that cannot be resolved within forty-five (45) days by the JRC (as that period may be extended under (iii) below) shall be referred to the JSC for resolution and if not resolved within seven (7) business days after referral, shall be referred for final resolution in good faith by the Chief Executive Officer of VERTEX and the Chief Executive Officer of NOVARTIS, and failing final resolution, there will be no change to the Development Candidate Criteria; or
(y) as to whether or not Development Candidate Information provided by VERTEX, pursuant to subsection (iii) below, is complete or as to whether or not a given Compound proposed by VERTEX as a Development Candidate meets the Development Criteria, the matter shall be referred as provided in subsection (x) above to the JRC and the JSC and, failing agreement, the matter shall be referred for final resolution under the provisions of Section 11.2(b) of this Research Agreement.

                 (iii) In the event that NOVARTIS's representatives on the JRC reasonably believe that the Development Candidate Information with respect to a particular Development Candidate proposed by VERTEX to the JRC is incomplete, NOVARTIS shall provide written notice thereof to VERTEX within fifteen (15) business days after receipt of the Development Candidate Information, and VERTEX shall undertake reasonable efforts to furnish the requested additional Development Candidate Information within fifteen (15) business days after receipt of NOVARTIS's notice hereunder. The 45-day period provided for action by the JRC under subsection (ii) above shall be extended by the amount of time required for VERTEX to provide the requested information, but in any event not in excess of thirty (30) days.

                 (iv) Notwithstanding any of the foregoing, if VERTEX and NOVARTIS deadlock on any other matters being considered by the JRC which might have a


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significant impact on the time or likely success of the Research Program, the matter shall be referred to the JSC for resolution in accordance with Section
2.6 hereof.

                 (v) Each party shall retain the rights, powers, and discretion granted to it under this Research Agreement, and the JRC shall not be delegated or vested with any such rights, powers or discretion except as expressly provided in this Research Agreement. The JRC shall not have the power to amend or modify this Research Agreement, which may only be amended or modified as provided in Section 12.15.

            2.5.3. ADDITIONAL DEVELOPMENT CANDIDATE CRITERIA. The parties acknowledge that it may be necessary or appropriate to adopt additional Development Candidate Criteria which more specifically define the pre-development characteristics of Compounds which the parties believe may be suitable for development and commercialization under the License Agreement, based upon the Kinase targeted by a specific project under the Research Program and the particular disease indication or indications thought to be addressed by Compounds modulating the Kinase which is the subject of that project. The parties will use good faith efforts through their respective representatives on the JRC to agree on any such additional Development Candidate Criteria as soon as practicable after [***] Any disagreements with respect to the selection of additional Development Candidate Criteria hereunder will be addressed as provided in Section 2.5.2(ii).

       2.6. JOINT STEERING COMMITTEE.

            2.6.1. Composition and Purposes. VERTEX and NOVARTIS have established and will continue to participate in a Joint Steering Committee ("JSC") which shall consist of an equal number of senior executives as may be designated by each party from time to time. The JSC shall initially have four
(4) members. If the JSC chooses to designate a Committee Chair, the Chair will be appointed from among the members of the JSC designated by NOVARTIS. The JSC shall meet annually, or with such other frequency, and at such time and location, as may be established by the Committee, for the following purposes:

                 (i) General oversight of the entire collaboration between VERTEX and NOVARTIS, including the Research Program and any development and commercialization of a Drug Product Candidate under the License Agreement;

                 (ii) Periodically review the overall goals and strategy of the Research Program;

                 (iii) Discuss and attempt to resolve any deadlocked issues submitted to it by the JRC, although the vote of VERTEX's representatives shall prevail if the JSC is unable to reach a consensus on any matter other than matters submitted to the JSC under Section 2.5.2(ii).

       2.7. EXCHANGE OF INFORMATION.

            2.7.1. VERTEX, and at its sole discretion NOVARTIS, will share information with the JRC, as soon as it is available, necessary to facilitate mutual understanding of the status of the Research Program and decision-making in connection therewith.


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            2.7.2. Neither VERTEX nor NOVARTIS shall use Kinase Technology disclosed by the other party (excluding information which is no longer subject to confidentiality restrictions under Article V by reason of the exceptions set forth in Section 5.2) for any purpose, including the filing of patent applications containing such information, without the other party's consent, other than for carrying out the Research Program or discharging its responsibilities under the License Agreement, or as otherwise permitted under the Research Agreement or the License Agreement.

            2.7.3. [This section has been intentionally left blank.]

            2.7.4. Neither party shall be entitled to information from the other party concerning [***] However, neither party will apply its rights in any Technology other than [***]

       2.8. [This section has been intentionally left blank.]

       2.9. FREEDOM-OF-ACTION AND EXCLUSIVITY

            2.9.1. NOVARTIS and any of its Affiliates shall be free, by itself/themselves or together with Third Parties, to pursue efforts directed toward the identification, and/or development and/or commercialization of compounds (other than those Compounds which have been the subject of a Development Election procedure pursuant to Section 4.1(b)) free of any obligation to VERTEX under this Research Agreement or the License Agreement (but subject always to intellectual property rights, if any, held by VERTEX and the obligations of NOVARTIS under Sections 5.1 and 5.2).

            2.9.2. Subject to the provisions stated in Section 2.4.3, during the term of the Research Program neither VERTEX nor any of its Affiliates will enter into any agreement or collaboration with a Third Party aimed at identifying or developing Compounds in the Field. The foregoing restrictions shall not be applicable to Excluded Compounds or to agreements or collaborations with respect to Excluded Kinases.

            2.9.3. [This section has been intentionally left blank.]

            2.9.4. [This section has been intentionally left blank.]

            2.9.5. [This section has been intentionally left blank.]

            2.9.6. [This section has been intentionally left blank.]

                                  ARTICLE III
                                    PAYMENTS

       3.1. SIGNATURE PAYMENT BY NOVARTIS.

            Upon the Effective Date of this Research Agreement NOVARTIS made an initial non-refundable payment of $15,000,000 to VERTEX.

       3.2. STAFFING AND RESEARCH SUPPORT PAYMENTS.

            NOVARTIS has made or will make the payments specified below to VERTEX during each Research Year in support of the Research Program under this Research Agreement.


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The required payments are based upon the following assumptions: (a) the average number of FTE's which VERTEX will have employed in the Research Program during a Research Year will be approximately equal to the FTE Level listed in the third column below; and (b) the annual rate per FTE is approximately [***]. If the average FTE level for any Research Year is less than the level specified below for that year (the difference being referred to in this section as an "FTE Shortfall"), then the amount of funding specified below for that Research Year shall be reduced by an amount (the "FTE Shortfall Amount") which bears the same relation to the total funding specified below for that Research Year as the FTE Shortfall bears to the projected FTE Level for that Year. The FTE Shortfall Amount shall be carried over from year to year and applied to compensate VERTEX for FTE Levels in subsequent Research Years which exceed the level for those Years as specified below. In any such subsequent Research Year, VERTEX shall be entitled to receive out of any remaining FTE Shortfall Amount a payment equal to the value (computed with reference to the inflation-adjusted FTE rate specified above) of any FTE's actually employed during that Research Year in excess of the FTE Level specified for that year ("Excess FTE's"). Notwithstanding the foregoing, the FTE Shortfall Amount will not be applied to compensate VERTEX on account of more than 20 Excess FTE's in any one Research Year.

       Research Year                    Funding                 FTE Level
             1                           [***]                    [***]
             2                           [***]                    [***]
             3                           [***]                    [***]
             4                           [***]                    [***]
             5                           [***]                    [***]
             6                           [***]                    [***]


       Research Year 1 will be deemed to have commenced on May 1, 2000. Payments due for each Research Year shall be made quarterly in advance on or before May 1, August 1, November 1 and February 1 of each Research Year except that the quarterly payment due May 1, 2000 was made within thirty business days after the Effective Date of this Research Agreement. All payments shall be made without deduction for withholding or other similar taxes, in United States dollars to the credit of such bank account as may be designated by VERTEX in writing to NOVARTIS. Any payments which fall due on a date which is a legal holiday in the Commonwealth of Massachusetts may be made on the next following day which is not a legal holiday in the Commonwealth.

       3.3. DEVELOPMENT LOAN FACILITY.

            The existing development loan facility is hereby terminated. All currently outstanding loans made under the facility will be repaid by VERTEX on or before the earlier of: May 7, 2008, as specified in Section 3.3.3 of the Original Agreement; or the first anniversary of the effective date of any termination of this Research Agreement by NOVARTIS for cause under Section 9.2 hereof. Notwithstanding the foregoing, the provisions of Section 4.8 of this Research



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Agreement will apply as specified therein to repayment of development loans advanced on account of the Compounds known as VX-680 and VX-528.

       3.4. RECORDS.

            VERTEX shall keep accurate records and books of accounts containing all data reasonably required for the calculation and verification of FTE's employed by VERTEX in the Research Program.

            At NOVARTIS's request, VERTEX shall make those records available, no more than once a year, during reasonable working hours, for review by a recognized independent accounting firm acceptable to both parties, at NOVARTIS's expense, for the sole purpose of verifying the accuracy of those records in the calculation of Research Program FTE's. VERTEX shall not, however, be required to retain or make available to NOVARTIS or its accountants, any such records or books of account for any Research Year, beyond thirty-six (36) months from the conclusion of that Research Year. NOVARTIS shall cause the accounting firm to retain all such information in confidence.

            In the event of a negative difference between the average number of FTE's stated to be involved in the Research Program and the number of FTE's actually employed, the amount previously advanced to VERTEX and attributable to any such negative difference shall be due and payable to NOVARTIS without delay. If the negative difference is more than [***] in any Research Year, then VERTEX shall also pay the reasonable costs of the independent accountant employed by NOVARTIS in the review. Interest at the rate of [***], assessed from the end of the Research Year to which the negative difference relates, shall be due from VERTEX upon prior written notice.



                                   ARTICLE IV
                LICENSE, DEVELOPMENT AND COMMERCIALIZATION RIGHTS

       4.1. DEVELOPMENT ELECTION.

                 (a) NOVARTIS shall have the exclusive right (the "Development Election") to develop and commercialize, under the terms and conditions set forth in the License Agreement and for any and all Indications, (i) each Drug Product Candidate proposed to it by VERTEX as set forth below, and related Back-up Compounds as provided in Section 4.5 hereof and selected by NOVARTIS, and (ii) any Compound or Compounds selected by NOVARTIS, as provided in Section 4.1(d) hereof, from Compounds which have met the Development Candidate Criteria, whether or not any such Compound or Compounds have been proposed as Development Candidates by VERTEX. While the Development Election is in effect, VERTEX will not grant to any Third Party rights to VERTEX Kinase Technology which are inconsistent with the grant of the Development Election to NOVARTIS hereunder. NOVARTIS's right to exercise Development Elections will expire and NOVARTIS shall no longer have the right to select Drug Candidates hereunder upon the first to occur of:

                      (1) The Final Termination Date as defined below;


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                      (2)  Termination of the Research Program by VERTEX under
                           Section 9.3 hereof;

                      (3) Termination of the Research Program by either party hereto for Scientific Cause under Section 9.5 hereof.

                      If NOVARTIS validly terminates the Research Program for cause under Section 9.2 hereof, the Development Election may nonetheless be exercised for the one-year period after the effective date of the termination for cause, but only with respect to Compounds which have met the Development Candidate Criteria prior to the effective termination date.

                 (b) VERTEX shall notify NOVARTIS and the JRC each time VERTEX has identified a Compound that, in the reasonable exercise of its scientific and business judgment, is a suitable Development Candidate and meets the Development Candidate Criteria. The corresponding notice shall be accompanied by the Development Candidate Information relating to the Development Candidate and its Back-up Compounds, provided that information concerning Compound structures shall be handled as specified in Section 5.1 hereof. NOVARTIS may, at its sole discretion, exercise its Development Election and accept the Development Candidate as a Drug Product Candidate by delivery of written notice to VERTEX [***]. The total period of time from receipt of notice from VERTEX through [***] shall be referred to as the "Notice Period". Notwithstanding any other provisions of this Research Agreement, the Development Election with respect to any Development Candidate will not expire until the end of the Notice Period with respect to that Development Candidate.

                 (c) [This subsection has been intentionally left blank.]

                 (d) VERTEX will submit a final report (the "Final Report") to NOVARTIS covering the period beginning on the Research Termination Date [***] (the "Final Report Period"). The Final Report will contain Development Candidate Information for any Compound that VERTEX believes, in the reasonable exercise of its scientific and business judgment, meets the Development Candidate Criteria [***], along with information with respect to relevant Back-up Compounds. The procedure whereby NOVARTIS may exercise its Development Election and accept any Development Candidate identified in the Final Report, for further development as a Drug Product Candidate, will be the same as that described in subsection (b) above, and the time period from receipt of the Final Report from VERTEX through the end of the 90-day period referenced in that subsection (b) shall be called the "Final Notice Period".

                      In addition, [***] If NOVARTIS, based on this information, concludes that a given Compound does meet the Development Candidate Criteria, a formal Development Election procedure pursuant to Section 4.1(b) will be initiated for such Compound. If VERTEX disagrees with NOVARTIS's judgment that a given Compound meets the Development Candidate Criteria, the dispute resolution provisions in
                      Section 2.5.2(ii) shall apply.



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                      The date upon which the Final Report Period, as and if extended by the parties as provided for in Section 4.3 hereof, expires shall be called the "Final Termination Date."

                 (e) [***]

                 (f) Promptly following exercise by NOVARTIS of its Development Election, the parties will execute a License Agreement substantially identical to the license agreement attached hereto as Exhibit A. NOVARTIS will develop and commercialize the Drug Product Candidate under the provisions of the License Agreement. If the Development Election has previously been exercised with respect to another Drug Product Candidate and a License Agreement is in effect, then the License Agreement will be amended to reflect the addition of another Drug Product Candidate. Development of each Drug Product Candidate shall proceed immediately after the Development Election is exercised, in accordance with the terms of the License Agreement.

       4.2. [This section has been intentionally left blank.]

       4.3. EXTENSION OF NOTICE PERIOD AND FINAL NOTICE PERIOD.

            NOVARTIS may propose to VERTEX by written notice delivered during [***] the Notice Period with respect to a particular Development Candidate, or the Final Notice Period, with specific reference to one or more Compounds included in the Final Report and meeting the Development Candidate Criteria, that the Notice Period or the Final Notice Period, as the case may be, for a specific Development Candidate or Compound be extended for good reason for a specified time to permit NOVARTIS, at its expense and under its direction, to conduct such additional studies of that Development Candidate or Compound as may be specified in the notice. VERTEX shall discuss this request with NOVARTIS and the parties shall attempt in good faith to reach mutual agreement with respect to the requested extension period and the conduct of additional studies, but failing agreement the applicable Notice Period or Final Notice Period shall expire as specified herein.

       4.4. REFUSED CANDIDATE.

            4.4.1. If NOVARTIS does not exercise its Development Election within the Notice Period or the Final Notice Period, as applicable, specified in
Section 4.1, with respect to a particular Development Candidate proposed by VERTEX, then the Development Election will expire with respect to that Development Candidate (a "Refused Candidate"), and (a) NOVARTIS will relinquish all rights under this Research Agreement and the License Agreement [***] (b) VERTEX may thereafter develop and commercialize the Refused Candidate and any such Excluded Compounds at its expense free of any further obligation to NOVARTIS with respect thereto; and [***], shall be considered Excluded Compounds under the provisions of this Section 4.4.1.

            4.4.2. [This section has been intentionally left blank.]

       4.5. BACK-UP COMPOUNDS.



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            The following provisions will apply with respect to Back-up Compounds to any Drug Product Candidate.

                 (a) VERTEX RESTRICTIONS ON NOMINATION AND DEVELOPMENT. So long as NOVARTIS is using commercially reasonable efforts with respect to the development of a particular Drug Product Candidate or the commercialization of a particular Drug Product, VERTEX will not (i) propose a Compound for development under the License Agreement which is a Back-up Compound with respect to that Drug Product Candidate or Drug Product, or (ii) until after the period starting on the date on which NOVARTIS has exercised its Development Election for a particular Drug Product Candidate and ending [***] (the "Lead Period"), commence development of that Back-up Compound either directly or together with or through an Affiliate or a Third Party.

                 (b) TERMINATION OF DEVELOPMENT OR COMMERCIALIZATION. If, prior to the end of the Lead Period with respect to a particular Drug Product or Drug Product Candidate, NOVARTIS ceases to use commercially reasonable efforts to develop or commercialize that Drug Product Candidate or Drug Product, then the restrictions on nomination and development referenced in subsection (a) above will no longer apply with respect to Back-up Compounds for that Drug Product Candidate or Drug Product unless NOVARTIS, without delay, commences another Development Program under the License Agreement with another Compound (a "Replacement Candidate") targeting the same Kinase, which Replacement Candidate is a Back-up Compound associated with the discontinued Drug Product Candidate or Drug Product, and NOVARTIS shall have the right to select for this purpose any such Back-up Compound by providing VERTEX with notice of its Development Election in this regard. Any such Back-up Compound for which NOVARTIS has exercised its Development Election under this subsection (b) shall hereafter be a Drug Product Candidate subject to the terms and conditions of the License Agreement.

                 (c) TERMINATION OF RIGHTS TO BACK-UP COMPOUNDS. A Back-up Compound will no longer be subject to NOVARTIS's Development Election under the Research Agreement after the end of the Lead Period applicable to that Back-up Compound, except for Back-up Compounds which (i) subject to subsection (a) above, VERTEX has proposed for development on or before the Final Termination Date, and as to which NOVARTIS has exercised its Development Election hereunder; or (ii) have been or will be selected by NOVARTIS for development before the end of the applicable Lead Period under the provisions of subsection (b) above, or
(iii) for which NOVARTIS has exercised or will exercise its Development Election before the end of the applicable Lead Period under the provisions of subsection
(d) below.

                 (d) NOVARTIS RIGHTS TO LICENSE BACK-UP COMPOUNDS. Anytime prior to the expiry of the Lead Period with respect a particular Drug Product Candidate, NOVARTIS may also, by paying in each case the Back-up Election Fee provided under Section 6.1 of the License Agreement, exercise its Development Election with respect to any one or more Back-up Compounds associated with that Drug Product Candidate, provided that Drug Product Candidate, or a Back-up Compound selected pursuant to the provisions of subsection (b) above, is still in active development. Any such Back-up Compound for which NOVARTIS has exercised its


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Development Election under this subsection (d) shall become a "Drug Product Candidate Back-up Candidate" subject to the terms and conditions of the License Agreement.

                 (e) NOVARTIS OBLIGATIONS WITH RESPECT TO DRUG PRODUCT CANDIDATE BACK-UP CANDIDATES. So long as NOVARTIS is using commercially reasonable efforts, pursuant to the provisions of Sections 3.6 and 5.6 of the License Agreement, with respect to the development of a particular Drug Product Candidate or the commercialization of a particular Drug Product, NOVARTIS shall have no obligation to develop any of the Drug Product Candidate Back-up Candidates associated with that Drug Product Candidate or Drug Product. As soon as NOVARTIS ceases the development of a particular Drug Product Candidate, NOVARTIS's obligations to use diligent, commercially reasonable efforts will immediately shift from the discontinued Drug Product Candidate to an associated Drug Product Candidate Back-up Compound. If NOVARTIS ceases the development of a particular Drug Product Candidate and does not commence development of a Drug Product Candidate Back-up Compound pursuant to the foregoing, the license to the Drug Product Candidate and its Back-up Compounds under the License Agreement will expire and the license rights will revert to VERTEX.

       4.6. [This section has been intentionally left blank.]

       4.7. DRUG SUBSTANCE.

            As soon as practicable after the exercise of its Development Election with respect to a Drug Product Candidate, VERTEX will deliver to NOVARTIS, if so requested by NOVARTIS, all drug substance for that Candidate in VERTEX's possession, if any, to the extent it is usable in connection with development of that Candidate. NOVARTIS will reimburse VERTEX for the Manufacturing Cost (as such term is defined in the License Agreement) of that material within thirty (30) days of receipt of VERTEX's invoice therefor.


       4.8. SPECIAL PROVISIONS REGARDING VX-680, VX-528 AND VX-608.

            The parties acknowledge that VERTEX is currently pursuing three Development Candidates which have been designated as VX-608, VX-680 and VX-528.

                 (a) VX-608. VX-608 will be governed by this Research Agreement and will be subject to the Development Election. The Notice Period with respect to VX-608 shall be deemed to have commenced on the later of (i) the date on which this Research Agreement is entered into, or (ii) the date by which NOVARTIS is in possession of the Development Candidate Information. If NOVARTIS exercises its Development Election with respect to VX-608 during the Notice Period, that Compound will become a Drug Product Candidate hereunder, and NOVARTIS will undertake all future development of VX-608 under the terms of the License Agreement. The Development Election Payment will be made to VERTEX and [***]. If NOVARTIS fails to exercise its Development Election with respect to VX-608 during the Notice Period, then VX-608 will become a Refused Candidate hereunder and the provisions of Section 4.4 will be applicable thereafter. Any outstanding development loan will be repaid in accordance with Section 3.3 hereof.


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                 (b) VX-680 AND VX-528. The Compounds designated by VERTEX as VX-680 and VX-528 are in early development under the provisions of the Original Agreement, and the terms of the Original Agreement shall continue to govern the rights and obligations of VERTEX and NOVARTIS with respect to VX-680 and VX-528 only, with the following modifications: (i) Section 6.4 of the original License Agreement which is part of the Original Agreement shall not be applicable; (ii) if VERTEX develops VX-680 to Proof of Concept under the Original Agreement and NOVARTIS declines to exercise its Development Election at that time, it will have no Second Opportunity to do so, and all rights to VX-680 and VX-528 will revert to VERTEX free and clear of any further obligation to NOVARTIS; and (iii) NOVARTIS will have no obligation to make further development loans to VERTEX on account of VX-680 or VX-528.

                      At its sole discretion exercisable by notice in writing from VERTEX to NOVARTIS delivered on or before June 30, 2004, VERTEX may elect to consider VX-680 and VX-528 as Development Candidates which have become Refused Candidates under the Research Agreement, and the terms and conditions of the Research Agreement as they apply to any Refused Candidate shall thereafter apply in the case of VX-680 and VX-528. Contemporaneously with the aforementioned notice, VERTEX shall repay to NOVARTIS that portion of the total amount of any development loan previously advanced by NOVARTIS to VERTEX on account of either Compound, which is unspent and uncommitted as of the notice date. The balance of any development loan shall be repaid as provided in Section 3.3 hereof.

                                    ARTICLE V
                                 CONFIDENTIALITY

       5.1. UNDERTAKING.

            During the term of this Research Agreement, each party shall keep confidential, and other than as provided herein shall not use or disclose, directly or indirectly, any trade secrets, confidential or proprietary information, or any other knowledge, information, documents or materials, owned, developed or possessed by the other party, whether in tangible or intangible form, the confidentiality of which such other party takes reasonable measures to protect, including but not limited to VERTEX Kinase Technology and NOVARTIS Kinase Technology.

                 (a) Each party shall take any and all lawful measures to prevent the unauthorized use and disclosure of such information, and to prevent unauthorized persons or entities from obtaining or using such information.

                 (b) Each party further agrees to refrain from directly or indirectly taking any action which would constitute or facilitate the unauthorized use or disclosure of such information. Each party may disclose such information to its officers, employees and agents, to authorized licensees and sublicensees, and to subcontractors in connection with the development or manufacture of Drug Candidates, Drug Product Candidates or Drug Products, to the extent necessary to enable such parties to perform their obligations hereunder or under the applicable license, sublicense or subcontract, as the case may be; provided, that such officers, employees,


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agents, licensees, sublicensees and subcontractors have entered into appropriate confidentiality agreements for secrecy and non-use of such information which by their terms shall be enforceable by injunctive relief at the instance of the disclosing party.

                 (c) Each party shall be liable for any unauthorized use and disclosure of such information by its officers, employees and agents and any such sublicensees and subcontractors.

                 (d) NOVARTIS will ensure that information with respect to the chemical structure of any Development Candidate which is delivered to NOVARTIS under Section 4.1(b) hereof as part of the Development Candidate Information with respect to that Development Candidate and its associated Back-up Compounds will be distributed or otherwise made known only to [***] The foregoing limitation on distribution of information will cease being applicable at such time as NOVARTIS exercises its Development Election with respect to that Development Candidate.

       5.2. EXCEPTIONS.

            Notwithstanding the foregoing, the provisions of Section 5.1 hereof shall not apply to knowledge, information, documents or materials which the receiving party can conclusively establish:

                 (a) have entered the public domain without such party's breach of any obligation owed to the disclosing party;

                 (b) are permitted to be disclosed by the prior written consent of the disclosing party;

                 (c) have become known to the receiving party from a source other than the disclosing party, other than by breach of an obligation of confidentiality owed to the disclosing party;

                 (d) are disclosed by the disclosing party to a Third Party without restrictions on its disclosure;

                 (e) are independently developed by the receiving party without breach of this Research Agreement; or

                 (f) are required to be disclosed by the receiving party to comply with applicable laws or regulations, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure.

            Either VERTEX or NOVARTIS may at any time, by notice in writing to the other party, waive any or all of the confidentiality obligations to which the other party is subject hereunder, for any length of time or with respect to any specific information.


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       5.3. PUBLICITY.

            The parties will agree upon the timing and content of any initial press release or other public communications relating to this First Revised and Restated Agreement and the transactions contemplated herein.

                 (a) Except to the extent already disclosed in that initial press release or other public communication, no public announcement concerning the existence or the terms of this Research Agreement or concerning the transactions described herein shall be made, either directly or indirectly, by VERTEX or NOVARTIS, except as may be legally required by applicable laws, regulations, or judicial order, without first obtaining the approval of the other party and agreement upon the nature, text, and timing of such announcement, which approval and agreement shall not be unreasonably withheld.

                 (b) The party desiring to make any such public announcement shall provide the other party with a written copy of the proposed announcement in sufficient time prior to public release to allow such other party to comment upon such announcement, prior to public release.

       5.4. SURVIVAL.

            The provisions of this Article V shall survive the termination of this Research Agreement and shall extend for a period of five (5) years thereafter.

                                   ARTICLE VI
                                   PUBLICATION

       Each of NOVARTIS and VERTEX reserves the right to publish or publicly present the results (the "Results") of the Research Program, subject to the following terms and conditions. The party proposing to publish or publicly present the Results (the "publishing party") will submit a draft of any proposed manuscript or speech to the other party (the "non-publishing party") for comments at least thirty (30) days prior to submission for publication or oral presentation. The non-publishing party shall notify the publishing party in writing within fifteen (15) days of receipt of such draft whether such draft contains (i) information of the non-publishing party which it considers to be confidential under the provisions of Article V hereof, (ii) information that if published would have an adverse effect on a patent application covering the subject matter of this Research Agreement which the non-publishing party intends to file, or (iii) information which the non-publishing party reasonably believes would be likely to have a material adverse impact on the development or commercialization of a Drug Product Candidate. In any such notification, the non-publishing party shall indicate with specificity its suggestions regarding the manner and degree to which the publishing party may disclose such information. In the case of item (ii) above, the non-publishing party may request a delay and the publishing party shall delay such publication, for a period not exceeding ninety (90) days, to permit the timely preparation and filing of a patent application or an application for a certificate of invention on the information involved. In the case of item (i) above, no party may publish confidential information of the other party without its consent in violation of
Article V of this Research Agreement. In the case of item (iii) above, if the publishing party shall disagree with the non-publishing party's assessment of the impact of the publication, then the issue shall be referred to the JSC for resolution. If the JSC is unable to reach agreement on the matter within


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thirty (30) days after such referral, the matter shall be referred by the JSC to the Chief Executive Officer of NOVARTIS and the Chief Executive Officer of VERTEX who shall attempt in good faith to reach a fair and equitable resolution of this disagreement. If the disagreement is not resolved in this manner within two (2) weeks of referral by the JSC as aforesaid, then the decision of the publishing party as to publication of any information generated by it, subject always to the confidentiality provisions of Article V hereof, shall be final, provided that such decision shall be exercised with reasonable regard for the interests of the non-publishing party. The parties agree that authorship of any publication will be determined based on the customary standards then being applied in the relevant scientific journal. The parties will use their best efforts to gain the right to review proposed publications relating to the subject matter of the Research Program by consultants or contractors.

       This Article VI shall terminate with the termination of this Research Agreement, but the provisions of Article V hereof shall continue to govern the disclosure by one party, whether by publication or otherwise, of Confidential Information of the other, during the period set forth in Section 5.4.

                                   ARTICLE VII
                                 INDEMNIFICATION

       7.1. INDEMNIFICATION BY VERTEX.

            VERTEX will indemnify and hold NOVARTIS and its Affiliates, and their employees, officers and directors harmless against any loss, damages, action, suit, claim, demand, liability, expense, bodily injury, death or property damage (a "Loss"), that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

                 (a) the development, manufacture, use, sale, storage or handling of a Compound, a Development Candidate, a Drug Product Candidate or a Drug Product by VERTEX or its Affiliates or their representatives, agents, authorized sublicensees or subcontractors under this Research Agreement, or any actual or alleged violation of law resulting therefrom (with the exception of Losses based on infringement or misappropriation of intellectual property rights); or

                 (b) the breach by VERTEX of any of its covenants, representations or warranties set forth in this Research Agreement; and

                 (c) provided however, that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of NOVARTIS or its Affiliates.

       7.2. INDEMNIFICATION BY NOVARTIS.

            NOVARTIS will indemnify and hold VERTEX, and its Affiliates, and their employees, officers and directors harmless against any Loss that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

                 (a) the development, manufacture, use, sale, storage or handling of a Compound, a Development Candidate, a Drug Product Candidate or a Drug Product by


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NOVARTIS or its Affiliates or their representatives, agents, authorized sublicensees or subcontractors under this Research Agreement, or any actual or alleged violation of law resulting therefrom (with the exception of Losses based on infringement or misappropriation of intellectual property rights); or

                 (b) the breach by NOVARTIS of any of its covenants, representations or warranties set forth in this Research Agreement; and

                 (c) provided that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of VERTEX or its Affiliates.

       7.3. CLAIMS PROCEDURES.

            Each Party entitled to be indemnified by the other Party (an "Indemnified Party") pursuant to Section 7.1 or 7.2 hereof shall give notice to the other Party (an "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided:

                 (a) That counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party; or (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the defense of such action, in each of which cases the Indemnifying Party shall pay the reasonable fees and expenses of one law firm serving as counsel for the Indemnified Party, which law firm shall be subject to approval, not to be unreasonably withheld, by the Indemnifying Party); and

                 (b) The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Research Agreement to the extent that the failure to give notice did not result in harm to the Indemnifying Party.

                 (c) No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the approval of each Indemnified Party which approval shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against the Indemnified Party; or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                 (d) Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.


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       7.4. COMPLIANCE.

            The parties shall comply fully with all applicable laws and regulations in connection with their respective activities under this Research Agreement.

                                  ARTICLE VIII
                              PATENTABLE INVENTIONS

       8.1. OWNERSHIP.

            All inventions made and all Know-How generated exclusively by either party or its Affiliates (directly or through others acting on its behalf) prior to and during the term of this Research Agreement shall be owned by the party making the invention or generating the Know-How claimed, or if such invention is made jointly (a "Joint Invention"), shall be owned jointly, all as determined in accordance with United States laws of inventorship.

       8.2. PREPARATION.

            VERTEX shall take responsibility for the preparation, filing, prosecution and maintenance of all VERTEX Patents, and any patents and patent applications claiming Joint Inventions, and NOVARTIS shall take responsibility for the preparation, filing, prosecution and maintenance of all NOVARTIS Patents. VERTEX shall provide the JRC with periodic reports listing, by name, Patents filed by VERTEX in the United States and other jurisdictions, along with a general summary of the claims made and the jurisdictions of filing. In good time, before the deadline for foreign filing of any patent application filed in the United States, VERTEX will notify NOVARTIS whether it intends to foreign file such patent application, and if it intends to do so, in what countries it proposes to foreign file. Upon timely written notice from NOVARTIS, VERTEX will file in such additional countries -- all being countries in which NOVARTIS would customarily file its own cases dealing with similar subject matter -- as NOVARTIS shall request.

       8.3. COSTS.

                 (a) During the Research Program. NOVARTIS shall reimburse VERTEX for [***]. If the full amount of any reimbursement commitment is not applied in any Research Year, the unused balance may be carried over from year to year during the Research Program.

                 (b) After the Research Program. Upon expiration of the Research Program, the parties shall determine which Patents covering Drug Product Candidates and Drug Products, and Development Candidates and Back-up Compounds as to which the Development Election is still applicable (until it expires), are included in the Kinase Technology, and thereafter [***]. Either party may at any time thereafter elect, by written notice to the other party, to discontinue support for one or more such Patents (a "Discontinued Patent") and shall not be responsible for any costs relating to a Discontinued Patent which are incurred more than sixty (60) days after receipt of that notice by the other party. In such case, the other party may elect at its sole discretion to continue preparation, filing, prosecution or maintenance of the Discontinued Patent at its sole expense. The party so continuing shall own any such Patent, and if the party electing to discontinue support is the owner of the Discontinued Patent, it shall execute such documents of transfer or assignment and perform such acts as may be reasonably necessary to transfer ownership of the Discontinued Patent to the other party and enable that party to file or to


                           First Revised and Restated
        Research and Early Development Agreement - Confidential - Page 22 continue prosecution or maintenance, if the other party elects to do so. Discontinuance may be on a country-by-country basis or for a Patent series in total.

                                   ARTICLE IX
                              TERM AND TERMINATION

       9.1. TERM.

            9.1.1. This Research Agreement shall have retroactive effect to the Effective Date, replacing and superceding the rights and obligations of the parties under the Original Agreement, except that the terms of the Original Agreement shall be deemed to govern the rights and obligations of the parties with respect to the Compounds known as VX-680 and VX-528, pursuant to the provisions of Section 4.8 of this Research Agreement. This Research Agreement will extend until the Final Termination Date as defined herein, unless earlier terminated by either party hereto in accordance with this Research Agreement, or unless extended by mutual agreement of the parties; provided that the Agreement will be deemed to continue in effect with respect to any Drug Product Candidate during the Lead Period with respect to that Candidate, but only insofar as necessary to enable NOVARTIS to exercise its Development Election under Section
4.5 hereof with respect to any Back-up Compounds for that Drug Product
Candidate.

       9.2. TERMINATION OF THE RESEARCH PROGRAM BY NOVARTIS FOR CAUSE.

            Upon written notice to VERTEX, NOVARTIS may at its sole discretion unilaterally terminate the Research Program and this Research Agreement upon the occurrence of any of the following events:

                 (a) VERTEX shall materially breach any of its material obligations, such as its obligations under Section 3.2 hereof, under this Research Agreement or the License Agreement, and such material breach shall not have been remedied or steps initiated to remedy the same to NOVARTIS's reasonable satisfaction, within sixty (60) days after NOVARTIS sends written notice of breach to VERTEX; or

                 (b) VERTEX shall cease to function as a going concern by suspending or discontinuing its business for any reason except for interruptions caused by Force Majeure, strike, labor dispute or any other events over which it has no control.

            In the event of any valid termination under this Section 9.2, NOVARTIS shall not be required to make any payments under Section 3.2 hereof which are not due and payable prior to receipt by VERTEX of the notice of breach referenced under Section 9.2(a) or receipt by VERTEX of the notice of termination pursuant to Section 9.2(b), as the case may be. Notwithstanding the foregoing, any License Agreement then in effect shall continue in effect unless it is expressly terminated in accordance with its terms.

       9.3. TERMINATION OF THE RESEARCH PROGRAM BY VERTEX FOR CAUSE.

            VERTEX may at its sole discretion terminate this Research Agreement upon written notice to NOVARTIS upon the occurrence of any of the following events:

                 (a) NOVARTIS shall materially breach any of its material obligations under this Research Agreement or the License Agreement and such material breach shall not have been


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                                                CONFIDENTIAL TREATMENT REQUESTED

remedied or steps initiated to remedy the same to VERTEX's reasonable satisfaction, within sixty (60) days after VERTEX sends written notice of breach to NOVARTIS; or

                 (b) NOVARTIS shall cease to function as a going concern by suspending or discontinuing its business for any reason except for interruptions caused by Force Majeure, strike, labor dispute or any other events over which it has no control.

            Notwithstanding the foregoing, any License Agreement then in effect shall continue in effect unless it is expressly terminated in accordance with its terms.

       9.4. [This section has been intentionally left blank.]

       9.5. TERMINATION FOR SCIENTIFIC CAUSE.

            Either party may terminate this Research Agreement upon six months' prior written notice to the other party, if the terminating party can demonstrate to the reasonable satisfaction of the other party that, by reason of scientific developments unknown on the Effective Date, the Research Program is unlikely to produce any Compounds that can achieve a commercially viable therapeutic effect through an effect on a Kinase target.

       9.6. EFFECT OF TERMINATION.

                 (a) Except where explicitly provided elsewhere herein, termination of this Research Agreement for any reason, or expiration of this Research Agreement, will not affect: (i) obligations which have accrued as of the date of termination or expiration, and (ii) obligations and rights which, expressly or from the context thereof, are intended to survive termination or expiration of this Research Agreement, including obligations of confidentiality under Article V hereof, the indemnification provisions of Article VII hereof and the rights and obligations of the parties during the Lead Period under Sections
4.1 and 4.5 with respect to a particular Drug Product Candidate and related Back-up Compounds.

                 (b) Upon termination or expiration of this Research Agreement, NOVARTIS and VERTEX will retain exclusive rights to their respective Kinase Technology (including intellectual property), except NOVARTIS shall hold those rights to VERTEX Technology provided in any License Agreement in effect on the Final Termination Date covering Drug Product Candidates selected by NOVARTIS, and shall hold those rights to Back-up Compounds and Drug Product Candidate Back-up Compounds provided in Sections 4.1(e) and 4.5.

                                   ARTICLE X
                         REPRESENTATIONS AND WARRANTIES

       10.1. REPRESENTATIONS AND WARRANTIES OF VERTEX.

            VERTEX represents and warrants to NOVARTIS as follows: (a) Authorization. This Research Agreement has been duly executed and delivered by VERTEX and constitutes the valid and binding obligation of VERTEX, enforceable against VERTEX in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, bankruptcy, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.


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The execution, delivery and performance of this Research Agreement have been duly authorized by all necessary action on the part of VERTEX, its officers and directors.

                 (b) No Third Party Rights. VERTEX owns or possesses adequate licenses or other rights to use all VERTEX Kinase Technology relating to the Field and to grant the licenses herein. The granting of the Development Election to NOVARTIS hereunder does not violate any right known to VERTEX of any Third Party.

                 (c) Third Party Patents. Except as disclosed in writing between the parties to this Research Agreement or their respective agents, VERTEX is not aware of any issued patents or pending patent applications that, if issued, would be infringed by the development, manufacture, use or sale of any Compound, Development Candidate or Drug Product Candidate pursuant to this Research Agreement.

       10.2. REPRESENTATIONS AND WARRANTIES OF NOVARTIS.

            NOVARTIS represents and warrants to VERTEX as follows:

                 (a) Authorization. This Research Agreement has been duly executed and delivered by NOVARTIS and constitutes the valid and binding obligation of NOVARTIS, enforceable against NOVARTIS in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, bankruptcy, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

The execution, delivery and performance of this Research Agreement have been duly authorized by all necessary action on the part of NOVARTIS, its officers and directors.

                 (b) Third Party Rights. NOVARTIS owns or possesses adequate licenses or other rights to use all NOVARTIS Kinase Technology relating to the Field in accordance with the provisions of this Research Agreement.

                 (c) Third Party Patents. Except as disclosed in writing between the parties to this Research Agreement or their respective agents, NOVARTIS is not aware of any issued patents or pending patent applications that, if issued, would be infringed by the development, manufacture, use or sale of any Compound, Development Candidate or Drug Product Candidate pursuant to this Research Agreement.

                                   ARTICLE XI
                               DISPUTE RESOLUTION

       11.1. GOVERNING LAW, AND JURISDICTION.

            This Research Agreement shall be governed and construed in accordance with the internal laws of the State of New York.

       11.2. DISPUTE RESOLUTION PROCESS.

                 (a) General. Except as set forth in (b) below or as otherwise explicitly provided herein, in the event of any controversy or claim arising out of or relating to any provision of this Research Agreement, or the collaborative effort contemplated hereby, the parties shall, and either party may, initially refer such dispute to the JSC, and failing resolution of the controversy or claim within thirty (30) days after such referral, the matter shall be referred


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to the Chief Executive Officer of VERTEX and the Chief Executive Officer of NOVARTIS who shall, as soon as practicable, attempt in good faith to resolve the controversy or claim. If such controversy or claim is not resolved within sixty
(60) days of the date of initial referral of the matter to the JSC, either party shall be free to initiate proceedings in any court having requisite jurisdiction.

                 (b) Third Party Referral. Any dispute or claim relating to the "Referral Matters" as defined below which the parties are unable to resolve pursuant to the other dispute resolution mechanisms provided in this Research Agreement (other than litigation) shall, upon the written request of one party delivered to the other party, be submitted to and settled by a panel of Third Parties (a "Third Party Panel") appointed by VERTEX and NOVARTIS as provided below. The "Referral Matter" shall consist solely of disagreements concerning whether a particular Compound has satisfied all of the applicable Development Candidate Criteria. Within thirty (30) days after delivery of the above-referenced written request, each party will appoint one person who is not an Affiliate of the party appointing that person, and who is knowledgeable in the areas of pharmaceutical science, business and commercial aspects of drug development and sale, or the clinical development of pharmaceuticals, to hear and determine the dispute. The two persons so chosen will select another impartial Third Party and their majority decision will be final and conclusive upon the parties hereto. If either party fails to designate its appointee within the thirty (30) day period referenced above, then the appointee who has been designated by the other party will serve as the sole member of the Third Party Panel and will be deemed to be the single, mutually approved party to resolve the dispute. Each party will bear its own costs in the Third Party Referral process, and the parties will split equally the costs of the Third Party Panel members. The Third Party Panel will, upon the request of either party, issue its final determination in writing.

                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS

       12.1. OFFICIAL LANGUAGE.

            English shall be the official language of this Research Agreement and the License Agreement, and all communications between the parties hereto shall be conducted in that language.

       12.2. WAIVER.

            No provision of this Research Agreement may be waived except in writing by both parties hereto. No failure or delay by either party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, or a waiver of any right or remedy on any subsequent occasion.

       12.3. FORCE MAJEURE.

            Neither party will be in breach hereof by reason of its delay in the performance of or failure to perform any of its obligations hereunder, if that delay or failure is caused by strikes, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities, compliance with governmental priorities for materials, or any fault beyond its control or without its fault or negligence.


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       12.4. SEVERABILITY.

            Should one or more provisions of this Research Agreement be or become invalid, then the parties hereto shall attempt to agree upon valid provisions in substitution for the invalid provisions, which in their economic effect come so close to the invalid provisions that it can be reasonably assumed that the parties would have accepted this Research Agreement with those new provisions. If the parties are unable to agree on such valid provisions, the invalidity of such one or more provisions of this Research Agreement shall nevertheless not affect the validity of the Agreement as a whole, unless the invalid provisions are of such essential importance for this Research Agreement that it may be reasonably presumed that the parties would not have entered into this Research Agreement without the invalid provisions.

       12.5. GOVERNMENT ACTS.

            In the event that any act, regulation, directive, or law of a country or its government, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of NOVARTIS or VERTEX under this Research Agreement, the party, if any, not so affected, shall have the right, at its option, to suspend or terminate this Research Agreement as to such country, if good faith negotiations between the parties to make such modifications therein as may be necessary to fairly address the impact thereof, are not successful after a reasonable period of time in producing mutually acceptable modifications to this Research Agreement.

       12.6. GOVERNMENT APPROVALS.

            Each party will obtain any government approval required in its country of domicile to enable this Research Agreement to become effective, or to enable any payment hereunder to be made, or any other obligation hereunder to be observed or performed. Each party will keep the other informed of progress in obtaining any such government approval, and will cooperate with the other party in any such efforts.

       12.7. EXPORT CONTROLS.

            This Research Agreement is made subject to any restrictions concerning the export of materials and Technology from the United States which may be imposed upon or related to either party to this Research Agreement from time to time by the Government of the United States. Furthermore, NOVARTIS will not export, directly or indirectly, any VERTEX Kinase Technology or any Bulk Drug Substance, Drug Product Candidates or Drug Products utilizing such Technology to any countries for which the United States Government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce or other agency of the United States Government when required by applicable statute or regulation.

       12.8. ASSIGNMENT.

            This Research Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may assign this Research Agreement, without the consent of the other party, (i) to any of its Affiliates, if the assigning party guarantees the full performance of its Affiliates' obligations hereunder, or
(ii) in connection with the transfer or sale of all or substantially all of its assets or business or in the event of its merger or consolidation with another company. Any purported assignment in contravention of this Section 12.8 shall, at the option of the non-assigning party,


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be null and void and of no effect. No assignment shall release either party from responsibility for the performance of any accrued obligation of such party hereunder. This Research Agreement shall be binding upon and enforceable against the successor to or any permitted assignees from either of the parties hereto.

       12.9. AFFILIATES.

            Each party may perform its obligations hereunder personally or through one or more Affiliates, although each party shall nonetheless be solely responsible for the performance of its Affiliates. Neither party shall permit any of its Affiliates to commit any act (including any act or omission) which such party is prohibited hereunder from committing directly. The use of subcontractors by either party shall not increase the financial obligations of the other party hereunder in any respect.

       12.10. COUNTERPARTS.

            This Research Agreement may be executed in duplicate, each of which shall be deemed to be original and both of which shall constitute one and the same Agreement.

       12.11. NO AGENCY.

            Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between NOVARTIS and VERTEX. Notwithstanding any of the provisions of this Research Agreement, neither party to this Research Agreement shall at any time enter into, incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities in connection with or relating to the obligations of each party under this Research Agreement shall be made, paid, and undertaken exclusively by such party on its own behalf and not as an agent or representative of the other.

       12.12. NOTICE.

            All communications between the parties with respect to any of the provisions of this Research Agreement will be sent to the addresses set out below, or to such other addresses as may be designated by one party to the other by notice pursuant hereto, by prepaid, certified air mail (which shall be deemed received by the other party on the seventh business day following deposit in the mails), or by facsimile transmission, or other electronic means of communication (which shall be deemed received when transmitted), with confirmation by first class letter, postage pre-paid, given by the close of business on or before the next following business day:

            if to NOVARTIS, at:

                NOVARTIS PHARMA AG
                Business Development and Licensing
                P.O. Box
                CH-4002
                Basel, Switzerland
                Attention:  Victor A. Hartmann, Vice President

            with a copy to: Legal Services, at the address referenced above


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            if to VERTEX, at:

                Vertex Pharmaceuticals Incorporated
                130 Waverly Street
                Cambridge, MA U.S.A. 02139-4211
                Attention:  President

                 with a copy to: Legal Department
                Attention:  General Counsel

       12.13. HEADINGS.

            The paragraph headings are for convenience only and will not be deemed to affect in any way the language of the provisions to which they refer.

       12.14. AUTHORITY.

            The undersigned represent that they are authorized to sign this Research Agreement on behalf of the parties hereto. The parties each represent that no provision of this Research Agreement will violate any other agreement that such party may have with any other person or company. Each party has relied on that representation in entering into this Research Agreement.

       12.15. ENTIRE AGREEMENT.

            This Research Agreement, together with the Original Agreement insofar as it remains applicable, as set forth in the Recitals, in Section 4.8 and elsewhere herein, with respect to VX-680 and VX-528 only, and the respective License Agreements thereto, contains the entire understanding of the parties relating to the matters referred to herein, and may only be amended by a written document, duly executed on behalf of the respective parties.

       12.16. STANDSTILL.

            During [***] neither NOVARTIS nor any of its Affiliates will acquire or hold, or without the prior approval of the VERTEX Board of Directors, will propose to acquire or hold, at any time, of record or beneficially, more than [***] of the outstanding voting securities of VERTEX, nor will NOVARTIS participate in a group (as the term "group" is referenced in Section 14(d) of the U.S. Securities Exchange Act of 1934 and Regulations promulgated thereunder) which acquires or holds, or proposes to acquire or hold, such amount of securities during the referenced time period; provided that NOVARTIS shall not be required to reduce its share holdings if its ownership percentage increase above [***] by reason of the actions of VERTEX, including without limitation any recapitalization or repurchase of shares by VERTEX. Notwithstanding the foregoing: (A) if a tender offer directed toward the acquisition of more than [***] of the voting securities of VERTEX is commenced by a Third Party who is not then or during the pendency of that tender offer a member of a "group" in which NOVARTIS is participating, then NOVARTIS may during the pendency of that tender offer commence a competing tender offer, and may thereafter complete that offer in accordance with its terms (as revised from time to time), notwithstanding any limitation on the acquisition or holding of VERTEX shares as set forth above; provided that if any such tender offer by NOVARTIS is not completed or is withdrawn, the provisions of this Section 12.16 shall thereafter apply to any


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subsequent share acquisitions by NOVARTIS as if the previous tender offer had not occurred; (B) if VERTEX shall make a public announcement that it intends to enter into a transaction which will result in the acquisition of a controlling interest in VERTEX's voting securities by a Third Party which is not a member of a "group" that includes NOVARTIS, then at any time thereafter and during the period ending with the closing of any such transaction or the public announcement of its termination, NOVARTIS may make a competing proposal for a transaction with VERTEX or for VERTEX's shares, and the provisions of the first sentence of this Section 12.16 shall not operate to prevent the completion of any such proposal or require the sale or divestiture of any VERTEX shares acquired by NOVARTIS during that period; and (C) if a Third Party which is not a member of a "group" that includes NOVARTIS, should acquire more than [***] of VERTEX's voting securities, then, during such period as that Third Party owns more than [***] of VERTEX's voting securities, NOVARTIS is entitled to increase its holdings of VERTEX's voting securities, by purchase from Third Parties, to an amount which will not exceed, at the time of the share purchase by NOVARTIS, the amount owned by such Third Party. This limitation shall not be applicable if the provisions set forth in (A) above, otherwise apply.

       12.17. NOTICE OF PHARMACEUTICAL SIDE-EFFECTS.

            During the term of this Research Agreement, the parties shall keep each other promptly and fully informed and will promptly notify appropriate authorities in accordance with applicable law, after receipt of information with respect to any serious adverse event (as defined by the ICH Harmonized Tripartite Guideline on Clinical Safety Data Management), directly or indirectly attributable to the use or application of Compounds, a Development Candidate, Bulk Drug Substance, a Drug Product Candidate or a Drug Product.

       12.18. INFLATION ADJUSTMENT.

            All payments required to be made to VERTEX hereunder (except any royalty payments required to be made under the provisions of Section 6.3 of the License Agreement) shall be adjusted at the beginning of each Research Year (commencing at the beginning of Research Year 2) to reflect the impact of inflation since the Effective Date of the Agreement, as measured by the biotech worker inflation rate defined and reported in the Radford Survey (Radford/AON Consulting Inc., San Francisco, CA), or other mutually acceptable index. Notwithstanding the foregoing, no adjustment shall be required in any Research Year in which the appropriate inflation adjustment, if applied, would result in a change of less than [***] in the relevant payment amount.

       12.19. INVOICE REQUIREMENT.

            Any amounts payable to VERTEX hereunder (except any royalty payments required to be made under the provisions of Section 6.3 of the License Agreement) shall be made within thirty days after receipt by NOVARTIS, or its nominee designated for that purpose in advance by NOVARTIS in writing to VERTEX, of an invoice covering such payment, which invoice shall conform to the extent reasonably practicable to the form of invoice contained in Exhibit B to this Research Agreement.

       12.20. HARDSHIP.


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            If as a result of unforeseen events or developments relating to the subject matter of this Research Agreement, the performance of this Research Agreement shall cause inequitable economic hardship for one party which runs counter to the objectives of this Research Agreement and which the other party cannot reasonably and in good faith expect the first party to bear unrelieved, the parties will meet and seek in good faith to find equitable means of amending this Research Agreement to reestablish a fair and reasonable economic balance under this Research Agreement between the parties hereto.







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                                     VERTEX PHARMACEUTICALS INCORPORATED



                                     By: /s/ Kenneth S. Boger
                                         ------------------------------------
                                             Kenneth S. Boger
                                     Title:  Senior Vice President and
                                             General Counsel



                                     NOVARTIS PHARMA AG



                                     By: /s/ Stephanie Lassarat
                                         ------------------------------------

                                     Title: Senior Legal Counsel




                                     By: /s/ W. Steiger
                                         ------------------------------------

                                     Title: Head of Administration, NIBR Basil





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        Research and Early Development Agreement - Confidential - Page 32

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                                  Schedule 1.13

                     Excluded Compounds and Excluded Kinases
--------------------------------------------------------------------------------


         Excluded Kinases

                                               SWISSPROT Designation
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]
        [***]                                          [***]

         Excluded Compounds

         [***]


                           First Revised and Restated
             Research and Early Develoment Agreement - Confidential
                                  Schedule 1.13

                                                CONFIDENTIAL TREATMENT REQUESTED


                                 Schedule 2.4.3

                         Development Candidate Criteria
--------------------------------------------------------------------------------


[***]

--------------------------------------------------------------------------------
[***]                       [***]                    [***]              [***]
--------------------------------------------------------------------------------
             [***]
--------------------------------------------------------------------------------
             [***]
--------------------------------------------------------------------------------
             [***]
--------------------------------------------------------------------------------
             [***]
--------------------------------------------------------------------------------
             [***]
--------------------------------------------------------------------------------
                  [***]
--------------------------------------------------------------------------------
                  [***]
--------------------------------------------------------------------------------



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                            Schedule 2.4.3 -- Page 1

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    Exhibit A

          FORM OF LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
--------------------------------------------------------------------------------
















                           First Revised and Restated
             Research and Early Develoment Agreement -- Confidential
                                    Exhibit A

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT B

                                 FORM OF INVOICE
--------------------------------------------------------------------------------


                              [COMPANY Letterhead]

[Date]

Novartis Pharma AG
Zentraler Faktureneingang
Attn: Ms. R. Aschwanden
Lichtstrasse 35
CH - 4002 Basel
Switzerland

Dear Ms. Aschwanden

Re: [COMPANY] License Agreement for [PRODUCT]

This is an invoice requesting payment in connection the above-captioned Agreement between [COMPANY] and Novartis Pharma AG.

Novartis Contract Code No:                   [will be assigned within Novartis
                                             following execution]

Novartis Cost Centre:                        630926 / 393120

SPECIFICATION:                               [PLEASE SPECIFY THE EVENT FOR WHICH
                                             THE INVOICE IS DUE, AND ADD ANY
                                             COPIES OF INVOICES FROM THIRD
                                             PARTIES IN CASE REIMBURSEMENT FOR
                                             THIRD PARTY WORK IS AGREED TO]

Amount and Currency:                         [self-explanatory]

Bank address and Account No:                 [insert the name and address of the
                                             bank to which the payment should be
                                             sent and the account number to
                                             which it should be credited]

Sincerely yours,

[COMPANY]




                           First Revised and Restated
             Research and Early Develoment Agreement -- Confidential
                                    Exhibit B

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT A



              LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

                                     BETWEEN

                       VERTEX PHARMACEUTICALS INCORPORATED

                                       AND

                               NOVARTIS PHARMA AG

              LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

                                TABLE OF CONTENTS

                                                                                                        Page Number

   ARTICLE I-- DEFINITIONS........................................................................................1

   ARTICLE II-- LICENSE...........................................................................................7
   2.1       Grant to NOVARTIS....................................................................................7
   2.2       Grant to VERTEX......................................................................................7
   2.3       Information Transfer.................................................................................8

   ARTICLE III-- DEVELOPMENT......................................................................................8
   3.1       Commencement of Development Program..................................................................8
   3.2       International Project Team...........................................................................8
   3.3       Development Responsibility and Costs................................................................10
   3.4       Regulatory Approvals................................................................................10
   3.5       Assistance Rights...................................................................................10
   3.6       Reasonable Efforts in Development...................................................................11

   ARTICLE IV-- MANUFACTURING AND SUPPLY.........................................................................12
   4.1       Supply of Bulk Drug Substance and Drug Product......................................................12
   4.2       [This section has been intentionally left blank.]...................................................12
   4.3       Formulation and Packaging...........................................................................12

   ARTICLE V-- COMMERCIALIZATION.................................................................................12
   5.1       Marketing and Promotion.............................................................................12
   5.2       Global Brand Team...................................................................................12
   5.3       [This section has been intentionally left blank.]...................................................13
   5.4       [This section has been intentionally left blank.]...................................................13
   5.5       Co-labeling.........................................................................................13
   5.6       Due Diligence.......................................................................................14

   ARTICLE VI-- PAYMENTS.........................................................................................14
   6.1       Development Election Payment........................................................................14
   6.2       Development Milestone Payments by NOVARTIS..........................................................14
   6.3       Royalties...........................................................................................15
   6.4       [This section has been intentionally left blank.]...................................................16
   6.5       Sales Reports.......................................................................................16
   6.6       Withholding Tax.....................................................................................16

   ARTICLE VII-- BACK-UP COMPOUNDS...............................................................................18

   ARTICLE VIII-- INTELLECTUAL PROPERTY..........................................................................19
   8.1       Patentable Inventions and Know-How..................................................................19
   8.2       Infringement Claims by Third Parties................................................................20
   8.3       Infringement Claims Against Third Parties...........................................................21
   8.4       Notice of Certification.............................................................................21
   8.5       Patent Term Extensions..............................................................................22

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                        LICENSE AND DEVELOPMENT AGREEMENT

                                                                                                        Page Number
   ARTICLE IX-- REPRESENTATIONS AND WARRANTIES...................................................................22
   9.1       Representations and Warranties of VERTEX............................................................22
   9.2       Representations and Warranties of NOVARTIS..........................................................23

   ARTICLE X-- CONFIDENTIALITY...................................................................................24
   10.1      Undertaking.........................................................................................24
   10.2      Exceptions..........................................................................................25
   10.3      Publicity...........................................................................................25
   10.4      Survival............................................................................................26

   ARTICLE XI-- PUBLICATIONS.....................................................................................26

   ARTICLE XII-- DISPUTE RESOLUTION..............................................................................26
   12.1      Governing Law, and Jurisdiction.....................................................................26
   12.2      Dispute Resolution Process..........................................................................26

   ARTICLE XIII-- TERM AND TERMINATION...........................................................................27
   13.1      Term................................................................................................27
   13.2      Termination For Cause...............................................................................27
   13.3      Termination for Bankruptcy..........................................................................27
   13.4      Termination by NOVARTIS.............................................................................27
   13.5      Effect of Termination...............................................................................28

   ARTICLE XIV-- INDEMNIFICATION.................................................................................28
   14.1      Indemnification by VERTEX...........................................................................28
   14.2      Indemnification by NOVARTIS.........................................................................28
   14.3      Claims Procedures...................................................................................29
   14.4      Compliance..........................................................................................30
   14.5      Insurance...........................................................................................30

   ARTICLE XV-- MISCELLANEOUS PROVISIONS.........................................................................30
   15.1      Notice of Pharmaceutical Side-Effects...............................................................30
   15.2      Waiver..............................................................................................30
   15.3      Force Majeure.......................................................................................30
   15.4      Registration of License.............................................................................30
   15.5      Severability........................................................................................31
   15.6      Government Acts.....................................................................................31
   15.7      Government Approvals................................................................................31
   15.8      Assignment..........................................................................................31
   15.9      Affiliates..........................................................................................31
   15.10     Counterparts........................................................................................31
   15.11     No Agency...........................................................................................31


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                        LICENSE AND DEVELOPMENT AGREEMENT

                                                                                                        Page Number
   15.12     Notice..............................................................................................32
   15.13     Headings............................................................................................32
   15.14     Authority...........................................................................................32
   15.15     Entire Agreement....................................................................................33
   15.16     Inflation Adjustment................................................................................33
   15.17     Invoice Requirement.................................................................................33
   15.18     Hardship............................................................................................33


SCHEDULES
Schedule 1.12 -- List of Drug Product Candidates
Schedule 1.25 -- List of Major Markets
Schedule 1.29 -- NOVARTIS Patents
Schedule 1.44 -- VERTEX Patents



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              LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT


       This Agreement is made and entered into as of ________, _____ ( the "Effective Date") between Vertex Pharmaceuticals Incorporated (hereinafter "VERTEX"), a Massachusetts corporation with principal offices at 130 Waverly Street, Cambridge, MA 02139-4242, and NOVARTIS PHARMA AG (hereinafter "NOVARTIS"), a Swiss corporation with principal offices at Lichtstrasse 35, CH-4056 Basel, Switzerland.


                                  INTRODUCTION

       WHEREAS, VERTEX and NOVARTIS are parties to a certain First Revised and Restated Research Agreement dated January __, 2004 (the "Research Agreement") which revised and restated a certain Research and Early Development Agreement dated May 8, 2000 (the "Original Agreement"), under which VERTEX is attempting to design novel, small-molecule compounds targeting the Kinase protein superfamily; and

       WHEREAS, NOVARTIS may elect to develop and commercialize compounds proposed by VERTEX under the Research Agreement; and

       WHEREAS, in accordance with the Research Agreement NOVARTIS has elected to develop and commercialize the Drug Product Candidates designated on SCHEDULE
1.12 hereto, and the parties therefore wish to execute this License, Development and Commercialization Agreement, which is identical in substance to the agreement attached as Exhibit A to the Research Agreement, to memorialize the provisions specific to development and commercialization of Drug Product Candidates;

       WHEREAS, the parties have special rights and obligations with respect to Back-up Compounds to the Drug Product Candidates (as defined in the Research Agreement); and

       NOW THEREFORE, in consideration of the foregoing premises, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

For purposes of this Agreement, the terms defined in this Article 1 shall have the following meanings whether used in their singular or plural forms. Use of the singular shall include the plural and vice versa, unless the context requires otherwise:

       1.1. "AFFILIATE" shall mean, with respect to any Person, any other Person which directly or indirectly, by itself or through one or more intermediaries, controls, or is controlled by, or is under direct or indirect common control with, such Person. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Control will be presumed if one Person owns, either of record or beneficially, more

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than 50% of the voting stock of any other Person. For the avoidance of any doubt, the Novartis Institute for Functional Genomics, Inc. and The Friedrich Miescher Institute, as currently operated, are not Affiliates of NOVARTIS for the purposes of this Agreement.

            1.1.1. "CHANGE OF CONTROL" shall mean (a) a transaction which results in the voting securities of VERTEX immediately prior to such transaction ceasing to represent more than fifty percent (50%) of the combined voting power of the surviving entity immediately after such transaction; (b) any Third Party (other than any trustee or other fiduciary holding securities under an employee benefit plan, or any corporation or other entity owned directly or indirectly by the stockholders of such party in substantially the same portion as their ownership of stock of such party) becoming the beneficial owner of more than fifty percent (50%) of the combined voting power of the outstanding securities of VERTEX; or (c) a sale to a Third Party of all or substantially all of the business of VERTEX necessary for VERTEX's performance under this Agreement.

       1.2. "GLOBAL BRAND TEAM" or "GBT" shall have the meaning set forth in
Section 5.2 hereof; and "BACK-UP COMPOUND" shall have the meaning set forth in
Section 1.1.1 of the Research Agreement.

       1.3. [This section has been intentionally left blank.]

       1.4. "BULK DRUG SUBSTANCE" shall mean a Drug Product Candidate in bulk crystal, powder or other form suitable for incorporation in a Drug Product.

       1.5. "CONTROLLED" shall mean the legal authority or right of a party hereto to grant a license or sublicense of intellectual property rights to another party hereto, or to otherwise disclose proprietary or trade secret information to such other party, without breaching the terms of any agreement with a Third Party, infringing upon the intellectual property rights of a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

       1.6. [This section has been intentionally left blank.]

       1.7. (a) "DEVELOPMENT CANDIDATE" shall have the meaning ascribed to it in the Research Agreement.

            (b) "DEVELOPMENT ELECTION FEE" and "BACK-UP ELECTION FEE" shall each have the meaning ascribed to it in Section 6.1 hereof.

       1.8. "DEVELOPMENT PLAN" shall have the meaning ascribed to it in Section
3.2.2 hereof.

       1.9. "DEVELOPMENT PROGRAM" shall mean activities associated with development of a Drug Product Candidate which are conducted by or at the direction of NOVARTIS after the Development Election has been exercised with respect to that Drug Product Candidate, including but not limited to (a) manufacture and formulation of Drug Product Candidates for use in pre-clinical, non-clinical and clinical studies; (b) pre-clinical and non-clinical animal studies performed in accordance with GLP (or the applicable equivalent); (c) planning, implementation, evaluation and administration of human clinical trials; (d) manufacturing process development, scale-up and commercial manufacture of Drug Product; (e) preparation and submission of

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applications for Regulatory Approval; and (f) post-market surveillance of approved drug indications, as required or agreed as part of a marketing approval by any governmental regulatory authority.

       1.10. [This Section has been intentionally left blank.]

       1.11. "DRUG PRODUCT" shall mean a finished dosage form which is prepared from Bulk Drug Substance and is ready for administration to the ultimate consumer as a pharmaceutical.

       1.12. "DRUG PRODUCT CANDIDATE" shall mean any Development Candidate or Drug Product Candidate Back-up Candidate listed from time to time on Schedule
1.12 hereof, as to which NOVARTIS has exercised the Development Election under the Research Agreement and which has become a subject of this License Agreement in accordance with the provisions thereof; and "Drug Product Candidate Back-up Candidate" shall have the meaning set forth in Section 7.4 of this Agreement.

       1.13. "EFFECTIVE DATE" shall mean the effective date of this Agreement as set forth on the first page hereof.

       1.14. [This section has been intentionally left blank.]

       1.15. "FIELD" shall mean the treatment or prevention of conditions or diseases in humans, principally by affecting a Kinase other than an Excluded Kinase.

       1.16. "FIRST COMMERCIAL SALE" shall mean the first sale of a Drug Product by NOVARTIS or an Affiliate or sublicensee of NOVARTIS in a country in the Territory following Regulatory Approval of the Drug Product in that country or, if no such Regulatory Approval or similar marketing approval is required, the date upon which the Drug Product is first commercially launched in such country.

       1.17. "FILING OUTSIDE THE U.S." shall mean any application or regulatory filing to be made hereunder with a regulatory authority outside the United States, for approval to manufacture and sell Drug Product(s) outside the U.S., and any correspondence, approvals or governmental licenses relating thereto.

       1.18. [This section has been intentionally left blank.]

       1.19. "GMP" shall mean the current Good Manufacturing Practice regulations promulgated by the FDA, published at 21 CFR Part 210 et seq., as such regulations may from time to time be amended, and such equivalent regulations or standards of countries outside the United States as may be applicable to activities conducted hereunder; and "GLP" shall mean the current Good Laboratory Practices regulations promulgated by the FDA, published at 21 CFR Part 58, as such regulations may be from time to time amended, and such equivalent regulations or standards of countries outside the United States as may be applicable to activities conducted hereunder.

       1.20. "INDICATION" shall mean a recognized disease or condition, an important manifestation of a disease or condition, or symptom associated with a disease or syndrome for

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which use of a Drug Product is indicated, as would be identified in the Drug Product's label under applicable FDA regulations or the foreign equivalent thereof.

       1.21. "IND" shall mean the investigational new drug application relating to a Drug Product Candidate filed with the FDA pursuant to 21 CFR Part 312, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable Filing(s) Outside the U.S. (such as a CTX in the European Union).

       1.22. "INTERNATIONAL PROJECT TEAM" or "IPT" shall have the meaning set forth in Section 3.2.1 hereof.

       1.23. "JOINT STEERING COMMITTEE" or "JSC" shall have the meaning set forth in Section 2.6 of the Research Agreement.

       1.24. "KNOW-HOW" means all proprietary material and information including data, technical information, know-how, experience, inventions, discoveries, trade secrets, compositions of matter and methods, whether currently existing or developed or obtained during the course of this Agreement and whether or not patentable or confidential, that are now Controlled by a Party or its Affiliates and that relate to the development, utilization, manufacture or use of any Drug Product Candidate or Drug Product, including but not limited to processes, techniques, methods, products, materials and compositions; provided however, that for the purposes of the definition of VERTEX Know-How only, the term "Know-How" shall not include VERTEX's general drug design technology, whether in software or hardware, tangible or intangible, form; and "Lead Period" shall mean the period starting on date this Agreement is effective with respect to a particular Drug Product Candidate and ending on the second anniversary thereafter.

       1.25. "MAJOR MARKETS" shall mean those countries listed on SCHEDULE 1.25 hereto.

       1.26. "MANUFACTURING COST" shall mean [***].

       1.27. "NET SALES" with respect to any Drug Product shall mean the gross amount invoiced by NOVARTIS and any NOVARTIS Affiliate, licensee or sublicensee for that Drug Product sold to Third Parties in bona fide, arms-length transactions, less [***]; all as determined in accordance with NOVARTIS' usual and customary accounting methods, which are in accordance with generally accepted accounting principles (GAAP).

            1.27.1. In the case of any sale or other disposal of a Drug Product between or among NOVARTIS and its Affiliates, licensees and sublicensees, for resale, Net Sales shall be calculated as above only on the value charged or invoiced on the first arm's-length sale thereafter to a Third Party;

            1.27.2. In the case of any sale which is not invoiced or is delivered before invoice, Net Sales shall be calculated at the time of shipment or when the Drug Product is paid for, if paid for before shipment or invoice;

            1.27.3. In the case of any sale or other disposal for value, such as barter or counter-trade, of any Drug Product, or part thereof, other than in an arm's

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                      length transaction exclusively for money, Net Sales shall be calculated as above on the value of the consideration received or the fair market price (if higher) of the Drug Product in the country of sale or disposal;

            1.27.4. In the event the Drug Product is sold in a finished dosage form containing the Drug Product in combination with one or more other active ingredients (a "Combination Product"), the Net Sales of the Drug Product, for the purposes of determining royalty payments, shall be determined by [***].

       1.28. "NOVARTIS KNOW-HOW" shall mean all Know-How of NOVARTIS.

       1.29. "NOVARTIS PATENTS" shall mean any Patents Controlled by NOVARTIS or any of its Affiliates claiming Bulk Drug Substance, a Drug Product Candidate or a Drug Product, or a formulation or prodrug thereof, discovered or identified by NOVARTIS or its Affiliates during the course of the Research Program or a Development Program, or a method of making or using Bulk Drug Substance, a Drug Product Candidate or a Drug Product, or a prodrug thereof, or an improvement to the subject matter of a Patent covering any of the foregoing. A list of NOVARTIS Patents is appended hereto as Schedule 1.29 and will be updated periodically to reflect additions thereto during the term of this Agreement. NOVARTIS shall keep VERTEX periodically informed in writing of all NOVARTIS Patents.

       1.30. "NOVARTIS TECHNOLOGY" shall mean all NOVARTIS Patents and all NOVARTIS Know-How which is applied by NOVARTIS to the development, manufacture or use of Bulk Drug Substance, a Drug Product Candidate or a Drug Product.

       1.31. "PATENTS" means all existing patents and patent applications and all patent applications hereafter filed, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

       1.32. "PERSON" shall mean any individual, corporation, partnership, association. joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

       1.33. "PIVOTAL REGISTRATION STUDY" shall mean a human clinical trial conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for the continued trials of a Drug Candidate on sufficient numbers of patients to generate safety and efficacy data to support Regulatory Approval in the proposed therapeutic indication, as more fully defined in 21 CFR. ss. 312.21(c), and (ii) equivalent submissions with similar requirements in other countries.

       1.34. "REGULATORY APPROVAL" shall mean, with respect to any country, all authorizations by the appropriate governmental entity or entities necessary for commercial sale of a Drug Product in that country including, without limitation and where applicable, approval of labeling, price, reimbursement and manufacturing. "Regulatory Approval" in the United States

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shall mean final approval of a new drug application pursuant to 21 CFR ss. 314, permitting marketing of the applicable Drug Product in interstate commerce in the United States. "Regulatory Approval" in the European Union shall mean final approval of a Marketing Authorization Application pursuant to Council Directive 75/319/EEC, as amended, or Council Regulation 2309/93/EEC, as amended.

       1.35. "RESEARCH AGREEMENT" shall mean that certain First Revised and Restated Research and Early Development Agreement between VERTEX and NOVARTIS dated February 3, 2004. 1.36. [This section has been intentionally left blank.]

       1.37. [This section has been intentionally left blank.]

       1.38. "TECHNOLOGY" shall mean VERTEX Technology and NOVARTIS Technology.

       1.39. "TERRITORY" shall mean all the countries in the world.

       1.40. "THIRD PARTY" shall mean any person or entity which is not a party or an Affiliate of any party to this Agreement.

       1.41. [This section has been intentionally left blank.]

       1.42. "VALID PATENT CLAIM" shall mean either (a) a claim of an issued and unexpired Patent which has not been revoked or held permanently unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (b) a claim of a pending patent application which claim was filed in good faith and has not been abandoned or finally disallowed without the possibility of appeal or refiling of said application.

       1.43. "VERTEX KNOW-HOW" shall mean all Know-How of VERTEX.

       1.44. "VERTEX PATENTS" shall mean any Patents Controlled by VERTEX or any of its Affiliates claiming Bulk Drug Substance, a Drug Product Candidate or a Drug Product, or a formulation or prodrug thereof, discovered or identified by VERTEX or its Affiliates during the course of the Research Program and the Development Program, or a method of making or using Bulk Drug Substance, a Drug Product Candidate or a Drug Product, or a prodrug thereof, or an improvement to the subject matter of a Patent covering any of the foregoing. A list of VERTEX Patents is appended hereto as Schedule 1.44 and will be updated periodically to reflect additions thereto during the term of this Agreement.

       1.45. "VERTEX TECHNOLOGY" shall mean all VERTEX Patents and all VERTEX Know-How.

       1.46. The term "EUROPEAN UNION" shall mean those countries which are now or later become members of the European Union.

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Capitalized terms used but not otherwise defined herein which are defined in the Research Agreement shall have the meaning ascribed to them therein.


                                   ARTICLE II
                                     LICENSE

       2.1. GRANT TO NOVARTIS.

                 (a) Subject to the other provisions of this Agreement, VERTEX hereby grants to NOVARTIS an exclusive worldwide license under VERTEX Technology to the extent useful to permit NOVARTIS to carry out its rights and obligations set forth in this Agreement and to develop, manufacture, have manufactured, market, use, sell and import for sale, as provided herein, Bulk Drug Substance, Drug Product Candidates and Drug Products worldwide. NOVARTIS shall have the right to sublicense under this Agreement. Subject to the provisions of this Agreement, VERTEX shall have the right to use VERTEX Technology to discharge its obligations and exercise its rights under this Agreement. VERTEX retains all rights to VERTEX Technology except to the extent explicitly granted to NOVARTIS hereunder.

                 (b) NOVARTIS may subcontract its rights to manufacture Bulk Drug Substance, Drug Product Candidates, and Drug Product and may contract with reputable organizations to conduct or assist in the conduct of human clinical trials and the evaluation of trials data, after prior notice to, but without the consent of, VERTEX. NOVARTIS shall be responsible to VERTEX for the performance of any of its sublicensees or subcontractors under any provisions of this Agreement for which NOVARTIS is responsible. NOVARTIS shall not permit any subcontractors or sublicensees to use VERTEX Technology without provisions safeguarding confidentiality at least equivalent to those provided in this Agreement. Any such provisions will allow VERTEX the right to directly enforce the obligations of confidentiality with respect to VERTEX Technology in possession of the Third Party.

                 (c) The license set forth in subsection (a) above may be [***] upon reasonable and customary terms and conditions mutually agreeable to the parties. [***]

       2.2. GRANT TO VERTEX. Subject to the other provisions of this Agreement, NOVARTIS hereby grants to VERTEX a non-exclusive, worldwide license or (as appropriate) sublicense under NOVARTIS Technology, only to the extent necessary to permit VERTEX to carry out the activities which it is permitted to undertake in this Agreement. VERTEX shall not sublicense such license to the NOVARTIS Technology without the consent of NOVARTIS (which shall not be unreasonably withheld). Any permitted sublicense will contain provisions safeguarding confidentiality at least equivalent to those provided in this Agreement, which will allow NOVARTIS the right to directly enforce the obligations of confidentiality with respect to

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NOVARTIS Technology in possession of the Third Party. NOVARTIS retains all rights to NOVARTIS Technology except to the extent explicitly granted to VERTEX hereunder.

       2.3. INFORMATION TRANSFER.

                 (a) Neither party shall be entitled to information from the other party concerning know-how or technology discovered or developed by that party outside the Research Program under the Research Agreement or outside a Development Program under this Agreement ("Excluded Technology"), or otherwise unrelated to research or development of Drug Product Candidates or Drug Products under this Agreement. However, neither party will apply its rights in any Excluded Technology other than Excluded Technology claiming Excluded Compounds or the use thereof (and will use good faith efforts to prevent its licensees, if any, from applying similar rights acquired by license) to block or impede the use of the Kinase Technology as permitted hereunder by the other party or its assignees or licensees.


                 (b) VERTEX shall deliver to NOVARTIS all information Controlled by it and requested by NOVARTIS relating to Drug Product Candidates which is necessary or useful for exercise by NOVARTIS of the rights granted hereunder. The information to be delivered shall include copies of all Patents, copyrights, copyright registrations and applications therefor and all other manifestations of the intellectual property embodied in the Drug Product Candidates whether in human or machine readable form.

                 (c) NOVARTIS shall deliver to VERTEX all information Controlled by it and requested by VERTEX which is necessary or useful for exercise by VERTEX of the assistance rights under Section 3.5.



                                   ARTICLE III
                                   DEVELOPMENT

       3.1. COMMENCEMENT OF DEVELOPMENT PROGRAM. NOVARTIS shall promptly and diligently commence and pursue a Development Program with respect to each Drug Product Candidate as soon as practicable after exercise by NOVARTIS of its Development Election with respect to that Drug Product Candidate.

       3.2. INTERNATIONAL PROJECT TEAM.


            3.2.1. FORMATION AND RESPONSIBILITIES. As soon as practicable after the exercise by NOVARTIS of its Development Election with respect to a Drug Product Candidate, NOVARTIS will establish an International Project Team ("IPT") which shall include one representative designated by VERTEX from time to time; provided, however, an IPT shall no longer


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                      include a representative designated by VERTEX in case of a Change of Control of VERTEX. Additional IPT's, which shall also include one VERTEX representative, may be established from time to time in connection with the development of additional Drug Product Candidates. The IPT (or its successor organization, as designated by NOVARTIS) will be the principal organization through which the development of a Drug Product Candidate is planned, administered, evaluated and completed, subject to appropriate review and approval at senior management levels as required by NOVARTIS from time to time. In addition to the VERTEX member, the IPT will typically have members from the various functional groups (e.g., research, preclinical safety, clinical, regulatory, marketing) which are or will be expected to be involved in development and launch of the Drug Product Candidate and Drug Product. NOVARTIS will appoint the IPT Chair. The IPT will typically meet every four to six weeks, depending on the level of current development activity, and will be responsible for preparation and implementation of the Development Plan described in Section 3.2.2 below with respect to each Drug Product Candidate.

            3.2.2. DEVELOPMENT PLAN. The IPT shall prepare and oversee the implementation of the overall Development Plan for each Drug Product Candidate. The Development Plan shall, among other things, detail, schedule and fully describe the proposed toxicology studies, clinical trials, regulatory plans, clinical trial and commercial material requirements, and process development and manufacturing plans for each Drug Product Candidate, along with relevant budget information for the described items, and will outline the key elements involved in obtaining Regulatory Approval in each country where the Drug Product is to be marketed. The parties expect that development tasks will be advanced in parallel rather than serially where practicable and appropriate, if doing so would be likely to advance the ultimate date of Regulatory Approval and launch and is otherwise commercially reasonable.

            3.2.3. MEETING MATERIALS. The IPT will consider all information that is material to an assessment of the status, direction and progress of the Development Program, including all clinical trials protocols, data and reports. The IPT Leader will ensure that full and complete minutes are prepared and distributed to each member of the IPT promptly after each meeting. Those minutes shall contain a full report on the activities of the IPT during its meeting. VERTEX's representative on the IPT will receive all documents and information distributed or communicated to members of the IPT generally, and may review copies of all other information relative to the development of a Drug Product Candidate unless the IPT Leader denies access to that information for good reason.

            3.2.4.    [This section has been intentionally left blank.]

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       3.3. DEVELOPMENT RESPONSIBILITY AND COSTS. Except as provided in Section
3.5 below, NOVARTIS will have sole responsibility for, and bear the cost of conducting, the Development Program with respect to each Drug Product Candidate.

       3.4. REGULATORY APPROVALS. NOVARTIS shall be solely responsible for preparing and submitting registration dossiers for Regulatory Approval of Drug Product Candidates in the Territory.

            3.4.1. NOVARTIS Ownership. All Regulatory Approvals shall be held by and in the name of NOVARTIS, and NOVARTIS shall own all submissions in connection therewith, provided that VERTEX shall have a right of reference to all or any part of the submissions if the "Assistance Rights" become effective under Section 3.5 hereof.

            3.4.2. Principal Interface. All formulary or marketing approvals shall also be obtained by and in the name of NOVARTIS, and NOVARTIS will be the principal interface with and will otherwise handle all interactions with regulatory agencies concerning any Drug Product including, to the extent legally possible, being the sole contact with such agencies, subject to the rights of VERTEX under Section 3.4.3.

            3.4.3. Regulatory Meetings. To the extent not prohibited by law or regulation, VERTEX shall have the right, after consultation with NOVARTIS and unless VERTEX's presence would impede the regulatory approval process, to have one representative participate in all material meetings between representatives of NOVARTIS and any of the FDA, the EMEA and Koseisho (MHW Japan).

                      (a) NOVARTIS will undertake to provide VERTEX with information reasonably in advance of the meeting sufficient to ensure that the VERTEX representative is adequately informed about the issues to be presented at any such meeting.

                      (b) VERTEX may request NOVARTIS to provide VERTEX with a copy of any correspondence between the FDA, the EMEA and Koseisho that relates to any material issues involving Regulatory Approval of a Drug Product Candidate, and NOVARTIS shall provide that information upon request, unless NOVARTIS has good reason to withhold any such correspondence, in which case it will notify VERTEX of that reason promptly.

                      (c) Notwithstanding the foregoing, NOVARTIS will have sole discretion as to the regulatory strategy and decision-making for any Drug Product Candidate or Drug Product.

       3.5. ASSISTANCE RIGHTS. If NOVARTIS is not using commercially reasonable efforts, pursuant to the provisions of Sections 3.6 and 5.6 of this Agreement, to conduct development

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activities ("Development Work") on the critical path provided for in the then current Development Plan and if, as a consequence thereof, such Development Work is materially delayed, and if VERTEX believes that delay to be unreasonable under the circumstances,] VERTEX may request the JSC to review and discuss the matter and a special meeting of the JSC will be convened for that purpose within [***] of VERTEX's written request. If within [***] after review by [***] NOVARTIS is unwilling or unable to cure the delay, then VERTEX may propose, by written notice to NOVARTIS, undertake that particular Development Work at its own expense. VERTEX shall be free to do so commencing [***] after delivery of its notice to NOVARTIS unless [***]

            3.5.1. Notwithstanding the foregoing, if the Development Work is terminated or delayed as a result of [***] then VERTEX may [***]

            3.5.2. If VERTEX pursues its Assistance Rights:

                      (a) REGULATORY ACTIONS. NOVARTIS will continue to make any necessary and appropriate regulatory filings with respect to the Development Work and will, if required for VERTEX to exercise its Assistance Rights effectively, transfer to VERTEX at VERTEX's expense any IND material (or equivalents thereof) relevant to such Development Work.

                      (b) MANUFACTURE OF CLINICAL SUPPLY OF DRUG PRODUCT CANDIDATE. NOVARTIS will supply VERTEX (for up to two years) with the necessary clinical supply of Drug Product Candidate required to perform such Development Work in accordance with NOVARTIS' then current scale of manufacturing at NOVARTIS' Manufacturing Cost and upon such other reasonable and customary terms as to shipment, delivery and similar matters as may be agreed.

                      (c) MILESTONES. If NOVARTIS elects to resume the Development Program for a Drug Product Candidate, it will provide VERTEX with ninety (90) days prior notice thereof, and will reimburse VERTEX for the actual direct cost of the Development Work of good quality, if such work conforms with the requirements of the relevant Development Plan. NOVARTIS will pay VERTEX interest on the reimbursable costs incurred by VERTEX in the conduct of the Development Work, at a rate compounded quarterly equal to the thirty-day London InterBank Offered Rate ("LIBOR") for the local currency in which payment is made, as quoted in The Financial Times as determined on the date the Development Work is first undertaken by VERTEX and on the last Business Day of each calendar quarter thereafter.

       3.6. REASONABLE EFFORTS IN DEVELOPMENT. NOVARTIS will use diligent, commercially reasonable efforts consistent with those used by NOVARTIS for its own compounds of similar commercial potential to develop Drug Product Candidates into Drug Products. NOVARTIS will promptly notify VERTEX in writing if it should determine that development of any Drug Product Candidate or Drug Product is not technically feasible or commercially justifiable, specifying in reasonable detail the reasons for that determination.


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                                   ARTICLE IV
                            MANUFACTURING AND SUPPLY

       4.1. SUPPLY OF BULK DRUG SUBSTANCE AND DRUG PRODUCT. NOVARTIS will be responsible for manufacturing and supply of all Bulk Drug Substance, Drug Product Candidates and Drug Product as necessary for the conduct of the Development Plan and for all commercial purposes in the Territory. Pursuant to the provisions of Section 4.7 of the Research Agreement, the parties will agree on reasonable and appropriate measures by which manufacturing previously being undertaken by VERTEX shall be transitioned to NOVARTIS following the exercise of its Development Election with respect to a particular Drug Product Candidate. The objective of both parties will be to accomplish a smooth and timely transition. Any Bulk Drug Substance provided to NOVARTIS during the transition period will be supplied at VERTEX's reasonable Manufacturing Cost.

       4.2. [This section has been intentionally left blank.]

       4.3. FORMULATION AND PACKAGING. In all events, NOVARTIS will be responsible for formulation and packaging of Drug Products.

                                    ARTICLE V
                                COMMERCIALIZATION

       5.1. MARKETING AND PROMOTION. NOVARTIS shall have exclusive rights to market, sell and distribute all Drug Products in the Territory. NOVARTIS will book all sales of Drug Products and will report those sales to VERTEX as specified in Section 6.5 of this Agreement.

       5.2. GLOBAL BRAND TEAM. Not later than six months prior to the commencement of Phase III Clinical Trials for any Drug Product Candidate, NOVARTIS will form a Global Brand Team ("GBT"), which will include one representative designated by VERTEX; provided, however, [***]. Additional GBT's, which shall also include one VERTEX representative, may be established from time to time in connection with the marketing of additional Drug Product Candidates. The GBT (or its successor organization, as designated by NOVARTIS) will be the principal organization through which the marketing of a Drug Product is planned, administered, evaluated and effected, subject to appropriate review at senior management levels as required by NOVARTIS. NOVARTIS will appoint the chair of the GBT, who will normally be the Brand Director. The GBT will periodically meet as necessary, depending on the level of marketing activity at the time.

            5.2.1. MARKETING PLANS. The Global Brand Team will prepare and oversee the implementation of a detailed marketing plan (a "Marketing Plan") for the launch of each Drug Product, addressing the overall branding and branding elements as well as the key promotional product claims. The GBT will select an external agency or agencies which will be charged with the execution of some components of the Marketing Plan. The Marketing Plan will contain among other things budgets, schedules, product positioning, pricing, market research plans and results and other customary planning and marketing material with respect to marketing and

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                     launch of the Drug Product. The Marketing Plan will be periodically updated to reflect changes in market information, sales performance and forecasts, sales force deployment, communication plans and information concerning competition and competitors.

            5.2.2. LOCAL PRODUCT TEAMS. Local Product Teams will be established in each country to prepare and execute the product launch for a Drug Product within the framework of the Marketing Plan. .

            5.2.3. CAMPAIGNS AND PROMOTIONAL MATERIALS. The GBT will review all general product campaigns (including target audience and principal messages) and may from time to time review the principal promotional material to be used in connection with the marketing and sale of a Drug Product.

            5.2.4.    [This section has been intentionally left blank.]

       5.3. [This section has been intentionally left blank.]

       5.4. [This section has been intentionally left blank.]

       5.5. CO-LABELING. To the extent not prohibited by law or regulation and subject to any required Regulatory Approval, Drug Products (including labels, packaging and inserts) and all promotional materials for the same, sold in North America, the countries of the European Union and Japan will bear both NOVARTIS' and VERTEX's company names and logos with equal prominence (including equal sized type face), or if equal prominence is prohibited by law, with such prominence as may otherwise be permitted by law. To the extent not prohibited by law or regulation and subject to any required Regulatory Approval, Drug Products (including labels, packaging and inserts) and all promotional materials for the same, sold in the rest of the world will include VERTEX's company name (in the English alphabet) and logo with the designation: "under license from" ; provided, however, that this provision shall no longer apply in case of a Change of Control of VERTEX. Any trademark for a Drug Product will be selected by, and will be the property of, NOVARTIS.

            5.5.1. REVIEW OF REGULATORY FILINGS. NOVARTIS will permit VERTEX to review all material regulatory filings which relate to product labeling, and all proposed labels, packaging, package inserts, and promotional materials required under the Agreement to bear VERTEX's name, if permitted by law, prior to the filing of any such materials with any regulatory authority; provided, however, that this provision shall no longer apply in case of a Change of Control of VERTEX.

            5.5.2.    REGULATORY COMMUNICATIONS.

                      (a) NOVARTIS will permit VERTEX to participate with NOVARTIS in material communications with regulatory officials which concern the matters referenced in this Section 5.5; provided, however, [***].

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                      (b) NOVARTIS will immediately inform VERTEX of any material regulatory communications received by NOVARTIS which might operate to restrict VERTEX's rights under this Section 5.5.2, and will cooperate with any reasonable request of VERTEX aimed at facilitating approval by a regulatory authority for co-labeling consistent with this provision.


       5.6. DUE DILIGENCE. NOVARTIS shall use diligent and commercially reasonable efforts consistent with the requirements of the Development Program and sound and reasonable business practices and judgment to effect introduction of Drug Products into Major Markets as soon as reasonably practicable, devoting the same degree of attention and diligence to such efforts that it devotes to such activities for other of its products of comparable market potential. Following the First Commercial Sale of a Drug Product and until the expiration of this Agreement, NOVARTIS shall endeavor to keep Drug Products reasonably available to the public in each of the Major Markets. NOVARTIS shall promptly notify VERTEX if it shall determine that the marketing and sale of a Drug Product in any country is not commercially reasonable or economically profitable or if for other unforeseen reasons further commercial support of the Drug Product in certain territories is no longer prudent or practical. In determining whether NOVARTIS is in compliance with the foregoing provisions, there shall be taken into account the normal course of assertive drug development programs in the pharmaceutical industry conducted with sound and reasonable business practices and judgment.


                                   ARTICLE VI
                                    PAYMENTS

       6.1. DEVELOPMENT ELECTION PAYMENT. NOVARTIS will pay to VERTEX a milestone payment in the amount of [***] (a "Development Election Fee") each time NOVARTIS exercises its Development Election with respect to a Development Candidate. Each time NOVARTIS exercises its Development Election under Section
4.1 of the Research Agreement with respect to a Compound which is a Back-up Compound to a Drug Product Candidate, NOVARTIS will pay to VERTEX a milestone payment in the amount of [***] (the "Back-up Election Fee"); [***].

       6.2. DEVELOPMENT MILESTONE PAYMENTS BY NOVARTIS.

            6.2.1. NOVARTIS will make the following payments to VERTEX upon the achievement of any of the following milestones with respect to a Drug Product Candidate:

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                     -----------------------------------------------------------
                                       [***]             [***]
                     -----------------------------------------------------------
                     [***]                                     [***]
                     -----------------------------------------------------------
                     [***]                                     [***]
                     -----------------------------------------------------------
                     [***]                                     [***]
                     -----------------------------------------------------------
                     [***]                                     [***]
                     -----------------------------------------------------------
                     [***]                                     [***]
                     -----------------------------------------------------------


            6.2.2.   [This section has been intentionally left blank.]

            6.2.3. All payments shall be made by wire transfer in United States dollars ("Dollars") to the credit of such bank account as may be designated by VERTEX in writing to NOVARTIS. Any payment which falls due on a date which is a Saturday, Sunday or a legal holiday in the Commonwealth of Massachusetts may be made on the next succeeding day which is not a Saturday, Sunday or a legal holiday in the Commonwealth.

            6.2.4. If a Drug Product Candidate is abandoned during the term of this Agreement for any scientific or medical reasons after any one or more of the foregoing milestone payments are made, and if a Back-up Compound to that Drug Product Candidate is developed to replace the abandoned Drug Product Candidate for the same Indications, then no milestone payment shall be required with respect to the Back-up Compound to the extent that that milestone payment has already been made with respect to the abandoned Drug Product Candidate.

       6.3. ROYALTIES. NOVARTIS shall pay to VERTEX the following annual royalties on Net Sales of each Drug Product in the Territory.

            [***]

            [***]

            [***]

            6.3.1. THIRD PARTY ROYALTIES: If NOVARTIS is required to pay royalties to any Third Party in order to exercise its rights to sell a Drug Product in a country, then [***] payable to such Third Party in any calendar quarter for such Drug Product in such country shall be deductible from the royalties payable to VERTEX under this Agreement in respect of sales of that Drug Product in such country for the same calendar quarter, provided that in no

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                     event shall the net royalty rate payable fall below [***], as a result of the application of this Sections 6.3.1 and 6.3.2.

            6.3.2. UNLICENSED COMPETITION: If in any country a Third Party sells a pharmaceutical product which is a "generic version" of a Drug Product being sold in that country (a "Third Party Product") -- where "generic version" means a pharmaceutical product (other than a product originally sold as a Drug Product) that includes the same active ingredient as that used in a Drug Product-- then for the period in which the sales of such Third Party Product in such country are at least [***], the royalties payable to VERTEX by NOVARTIS on sales of such Product in such country for such period shall be [***] in Section 6.3 , but in no event shall the royalties owed for such Drug Product in such country, when combined with any royalty reduction provided under Section 6.3.1 hereof, reduce the royalties payable on Net Sales of such Drug Product in that country by more than [***]

       6.4. [This section has been intentionally left blank.]

       6.5. SALES REPORTS.

           (a) During the term of this Agreement and after the First Commercial Sale of a Drug Product, NOVARTIS shall furnish or cause to be furnished to VERTEX on a quarterly basis a written report or reports covering each calendar quarter (each such calendar quarter being sometimes referred to herein as a "reporting period") showing (i) the Net Sales of each Drug Product in each country in the world during the reporting period by NOVARTIS and each Affiliate and sublicensee; (ii) the royalties, payable in Dollars, which shall have accrued under Section 6.3 hereof in respect of such sales and the basis of calculating those royalties; (iii) withholding taxes, if any, required by law to be deducted in respect of any such sales; (iv) the exchange rates used in converting into Dollars, from the currencies in which sales were made, any payments due which are based on Net Sales; and (v) dispositions of Drug Products other than pursuant to sale for cash. With respect to sales of Drug Products invoiced in Dollars, the Net Sales amounts and the amounts due to VERTEX hereunder shall be expressed in Dollars. With respect to sales of Drug Products invoiced in a currency other than Dollars, the Net Sales and amounts due to VERTEX hereunder shall be expressed in the domestic currency of the party making the sale, together with the Dollar equivalent of the amount payable to VERTEX, calculated using NOVARTIS' then-current standard exchange rate methodology for the translation of foreign currency sales into U.S. dollars. In each report the methodology will be disclosed, will be identical to that employed by NOVARTIS, generally, in its external financial reporting, as reviewed and approved by its independent auditors and will be in conformity with NOVARTIS' usual and customary general accounting principles consistently applied. If any sublicensee makes any sales invoiced in a currency other than its domestic currency, the Net Sales shall be converted to its domestic currency in accordance with the sublicensee's normal accounting principles. NOVARTIS shall furnish to VERTEX appropriate evidence of payment of any tax or other amount required by applicable laws or regulations to be deducted from any royalty payment, including any tax or withholding levied by a foreign taxing authority in respect of the payment or accrual of any royalty. Reports shall be due on the thirtieth
(30th) day

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following the close of each reporting period, although NOVARTIS shall also provide VERTEX with a "flash" report of Net Sales, only, within ten (10) business days after the end of each month. NOVARTIS shall keep accurate records in sufficient detail to enable the amounts due hereunder to be determined and to be verified by VERTEX.

       (b) Amounts shown to have accrued by each sales report provided for under subsection 6.5(a), above, shall be due and payable on the date such sales report is due.

       (c) All payments shall be made in Dollars. If at any time legal restrictions prevent the prompt remittance of any payments with respect to any country of the Territory where Drug Products are sold, NOVARTIS or its sublicensees shall have the right and option to make such payments by depositing the amount thereof in local currency to VERTEX's account in a bank or depository in such country.

       (d) Upon the written request of VERTEX, at VERTEX's expense and not more than once in or in respect of any calendar year, NOVARTIS shall permit an independent accountant of national prominence selected by VERTEX, to have access during normal business hours to those records of NOVARTIS as may be reasonably necessary to verify the accuracy of the sales reports furnished by NOVARTIS pursuant to this Section 6.5, in respect of any calendar year ending not more than thirty-six (36) months prior to the date of such notice. NOVARTIS shall include in each sublicense entered into by it pursuant to this Agreement a provision requiring the sublicensee to keep and maintain adequate records of sales made pursuant to such sublicense and to grant access to such records by the aforementioned independent accountant for the reasons specified in this
Section 6.5. Upon the expiration of thirty-six (36) months following the end of any calendar year, the calculation of amounts payable with respect to such fiscal year shall be binding and conclusive upon VERTEX, and NOVARTIS and its sublicensees shall be released from any liability or accountability with respect to payments for such year. The report prepared by such independent accountant, a copy of which shall be sent or otherwise provided to NOVARTIS by such independent accountant at the same time it is sent or otherwise provided to VERTEX, shall contain the conclusions of such independent accountant regarding the audit and will specify that the amounts paid to VERTEX pursuant thereto were correct or, if incorrect, the amount of any underpayment or overpayment. If such independent accountant's report shows any underpayment, NOVARTIS shall remit or shall cause its sublicensees to remit to VERTEX within thirty (30) days after NOVARTIS' receipt of such report, (i) the amount of such underpayment and (ii) if such underpayment exceeds [***] owed for the calendar year then being audited, the reasonable and necessary fees and expenses of such independent accountant performing the audit, subject to reasonable substantiation thereof. Any overpayments shall be fully creditable against amounts payable in subsequent payment periods. VERTEX agrees that all information subject to review under this
Section 6.5 or under any sublicense agreement is confidential and that VERTEX shall retain and cause its accountant to retain all such information in confidence.

       (e) In case of any delay in payment by NOVARTIS to VERTEX not occasioned by Force Majeure, interest at the rate of [***], assessed from the thirty-first day after the due date of the payment, shall be due from NOVARTIS upon prior written notice.

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       6.6. WITHHOLDING TAX. If during the term of this Agreement, withholding tax should be required by law to be deducted from any payments required to be made by NOVARTIS to VERTEX hereunder, the parties will agree upon an equitable division of liability for any sum which is withheld and for which VERTEX is not compensated or reimbursed by way of usable tax credits or otherwise. In that connection VERTEX at NOVARTIS' request shall sign a usual and customary exemption application and in addition shall apply for a tax refund at the request of NOVARTIS from any tax authority to which NOVARTIS has paid withholding tax on account of any payments made by NOVARTIS to VERTEX hereunder.

                                  ARTICLE VII
                                BACK-UP COMPOUNDS

       Notwithstanding the provisions under the Research Agreement with respect to Back-up Compounds and for the sake of clarity, it is reminded that the parties agreed the following with respect to Back-up Compounds in Section 4.5 of the Research Agreement.

       7.1 VERTEX RESTRICTIONS ON NOMINATION AND DEVELOPMENT. So long as NOVARTIS is using commercially reasonable efforts with respect to the development of a particular Drug Product Candidate or the commercialization of a particular Drug Product, pursuant to Sections 3.6 and 5.6 hereof, VERTEX will not (i) propose a Compound for development under the License Agreement which is a Back-up Compound with respect to that Drug Product Candidate or Drug Product, or (ii) until after the period starting on the date on which NOVARTIS has exercised its Development Election for a particular Drug Product Candidate and ending [***] (the "Lead Period"), commence development of that Back-up Compound either directly or together with or through an Affiliate or a Third Party.

       7.2 TERMINATION OF DEVELOPMENT OR COMMERCIALIZATION. If, prior to the end of the Lead Period with respect to a particular Drug Product or Drug Product Candidate, pursuant to Sections 3.6 and 5.6 hereof, NOVARTIS ceases to use commercially reasonable efforts to develop or commercialize that Drug Product Candidate or Drug Product, then the restrictions on nomination and development referenced in Section 7.1 above will no longer apply with respect to Back-up Compounds for that Drug Product Candidate or Drug Product unless NOVARTIS, without delay, commences another Development Program under the License Agreement with another Compound (a "Replacement Candidate") targeting the same Kinase, which Replacement Candidate is a Back-up Compound associated with the discontinued Drug Product Candidate or Drug Product, and NOVARTIS shall have the right to select for this purpose any such Back-up Compound by providing VERTEX with notice of its Development Election in this regard. Any such Back-up Compound for which NOVARTIS has exercised its Development Election under this
Section 7.2 shall hereafter be a Drug Product Candidate subject to the terms and conditions of this Agreement.

       7.3. TERMINATION OF RIGHTS TO BACK-UP COMPOUNDS. A Back-up Compound will no longer be subject to NOVARTIS' Development Election under the Research Agreement after the

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end of the Lead Period applicable to that Back-up Compound, except for Back-up Compounds which (i) subject to Section 7.1 above, VERTEX has proposed for development on or before the Final Termination Date, and as to which NOVARTIS has exercised its Development Election hereunder; or (ii) have been or will be selected by NOVARTIS for development before the end of the applicable Lead Period under the provisions of Section 7.2 above, or (iii) for which NOVARTIS has exercised or will exercise its Development Election before the end of the applicable Lead Period under the provisions of Section 7.4 below.

       7.4 NOVARTIS RIGHTS TO LICENSE BACK-UP COMPOUNDS. Anytime prior to the expiry of the Lead Period with respect a particular Drug Product Candidate, NOVARTIS may also, by paying in each case the Back-up Election Fee provided under Section 6.1 of the this Agreement, exercise its Development Election with respect to any one or more Back-up Compounds associated with that Drug Product Candidate, provided that Drug Product Candidate, or a Back-up Compound selected pursuant to the provisions of Section 7.2 above, is still in active development. Any such Back-up Compound for which NOVARTIS has exercised its Development Election under Section 7.4 shall become a "Drug Product Candidate Back-up Candidate" subject to the terms and conditions of this Agreement.

       7.5 NOVARTIS OBLIGATIONS WITH RESPECT TO DRUG PRODUCT CANDIDATE BACK-UP CANDIDATES. So long as NOVARTIS is using commercially reasonable efforts, pursuant to the provisions of Sections 3.6 and 5.6 of this Agreement, with respect to the development of a particular Drug Product Candidate or the commercialization of a particular Drug Product, NOVARTIS shall have no obligation to develop any of the Drug Product Candidate Back-up Candidates associated with that Drug Product Candidate or Drug Product. As soon as NOVARTIS ceases the development of a particular Drug Product Candidate, NOVARTIS' obligations to use diligent, commercially reasonable efforts will immediately shift from the discontinued Drug Product Candidate to an associated Drug Product Candidate Back-up Compound. If NOVARTIS ceases the development of a particular Drug Product Candidate and does not commence development of a Drug Product Candidate Back-up Compound pursuant to the foregoing, the license to the Drug Product Candidate and its Back-up Compounds under this Agreement will expire and the license rights will revert to VERTEX.

                                  ARTICLE VIII
                              INTELLECTUAL PROPERTY

       8.1. PATENTABLE INVENTIONS AND KNOW-HOW.

            8.1.1. OWNERSHIP. Any inventions made and all Know-How generated by either party or its Affiliates during the term of this Agreement, and Controlled by such party, relating to the manufacture or use of Bulk Drug Substance, a Drug Product Candidate or a Drug Product, or a prodrug thereof, will be disclosed to the other party promptly after the disclosing party recognizes

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                     the significance thereof. All patents and technology shall be owned by the party making the invention claimed or contained therein or, if such invention is made jointly, shall be owned jointly, all as determined in accordance with U.S. laws of inventorship.

              8.1.2. PATENT PROSECUTION. VERTEX shall be responsible for the preparation, filing, prosecution and maintenance of all patents and patent applications included in VERTEX Patents and all patents and patent applications included in Patents claiming inventions jointly owned with NOVARTIS. NOVARTIS shall be responsible for the preparation, filing, prosecution and maintenance of all patents and patent applications included in NOVARTIS Patents. In each case the responsible party shall consult from time to time with the other party with respect thereto. VERTEX shall provide NOVARTIS with periodic reports listing the jurisdictions in which the VERTEX Patents licensed hereunder have been filed. Subject to the next succeeding sentences, VERTEX will file patent applications with respect to those VERTEX Patents in such other countries as NOVARTIS shall request in writing, all such other countries being countries in which NOVARTIS would customarily file its own cases dealing with similar subject matters. The party initially responsible for preparation, filing, prosecution and maintenance of a particular Patent (the "Initial Responsible Party") shall give thirty (30) days advance notice (the "Discontinuance Election") to the other party of any decision to cease preparation, filing, prosecution and maintenance of that Patent in any jurisdiction (a "Discontinued Patent"). In such case, the other party may elect at its sole discretion to continue preparation, filing and prosecution or maintenance of the Discontinued Patent at its sole expense. The party so continuing shall own any such Patent; and the Initial Responsible Party shall execute such documents and perform such acts as may be reasonably necessary for the other party to file or to continue prosecution or maintenance, including assigning ownership of such Patent to such electing party. Discontinuance may be on a country-by-country basis or for a patent application or patent series in total.

       Each party will consult the other party with respect to its choice of patent counsel and will keep that party continuously informed of all matters relating to the preparation, filing, prosecution and maintenance of Patents covered by this Agreement. Each party shall endeavor in good faith to coordinate its efforts with those of the other party to minimize or avoid interference with the prosecution of the other party's patent applications.

       8.1.3. COSTS. Costs incurred in the preparation, prosecution and maintenance of Patents shall be borne by each party as set forth in Section 8.3 of the Research Agreement.

       8.2. INFRINGEMENT CLAIMS BY THIRD PARTIES.

            8.2.1. NOTICE. If the manufacture, use or sale of Bulk Drug Substance and/or Drug Product results in a claim against a party hereto for patent

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                     infringement or for inducing or contributing to patent infringement ("Infringement Claim"), the party first having notice of an Infringement Claim shall promptly notify the other in writing. The notice shall set forth the facts of the Infringement Claim in reasonable detail.

            8.2.2. THIRD PARTY LICENSES. In the event that practicing the Technology in connection with the manufacture, use or sale of a Drug Product in any country would infringe a Third Party's patent, then VERTEX will use reasonable efforts to obtain a license under the Third Party's patents with a right to sublicense to NOVARTIS, under terms reasonably acceptable to both VERTEX and NOVARTIS, and VERTEX and NOVARTIS will [***]

            8.2.3. DISCONTINUED SALES, LICENSE OR DEFENSE OF SUIT. If the required license is either unavailable or its terms are unacceptable both to VERTEX and to NOVARTIS, then NOVARTIS may elect in its sole discretion to discontinue sales of the Drug Product in such country or to undertake the defense of a patent infringement action or the prosecution of a declaratory judgment action with respect to the Third Party patents. The parties shall [***] Provided that NOVARTIS is conducting the defense of the Infringement Claim or the prosecution of such declaratory judgment actions, [***]. The costs and expenses of all suits brought by a party under this Section 8.2.3 shall be reimbursed to such party and then to the other party, if it participates in such suit, pro rata, out of any damages or other monetary awards recovered therein in favor of VERTEX or NOVARTIS. [***] No settlement or consent judgment or other voluntary final disposition of a suit under this Section 8.2 may be entered into without the joint consent of VERTEX and NOVARTIS (which consent shall not be unreasonably withheld).

       8.3. INFRINGEMENT CLAIMS AGAINST THIRD PARTIES.

            8.3.1. VERTEX and NOVARTIS each agree to take reasonable actions to protect their respective patents and technology from infringement and from unauthorized possession or use.

            8.3.2. If any VERTEX Patents or NOVARTIS Patents are infringed or VERTEX Know-How or NOVARTIS Know-How is misappropriated, as the case may be, by a Third Party, the party to this Agreement first having knowledge of such infringement or misappropriation, or knowledge of a reasonable probability of such infringement or misappropriation, shall promptly notify the other in writing. The notice shall set forth the facts of such infringement or misappropriation in reasonable detail. The owner of the patent or technology, or VERTEX, in the case of joint ownership between the parties hereto, shall have the primary right, but not the obligation, to institute, prosecute, and

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                     control with its own counsel any action or proceeding with respect to infringement or misappropriation of such patent or technology and the other party shall have the right, at its own expense, to be represented in such action by its own counsel. If the party having the primary right or responsibility to institute, prosecute, and control such action or prosecution fails to do so within a period of one hundred twenty (120) days after receiving notice of the infringement, the other party shall have the right to bring and control any such action by counsel of its own choice, and the other shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If one party brings any such action or proceeding, the second party may be joined as a party plaintiff and, in case of joining, the second party agrees to give the first party reasonable assistance and authority to file and to prosecute such suit. The costs and expenses of all suits brought by a party under this Section 8.3.2 shall be reimbursed to such party and to the other party, if it participates in such suit, pro rata, out of any damages or other monetary awards recovered therein in favor of VERTEX or NOVARTIS. [***] No settlement or consent judgment or other voluntary final disposition of a suit under this
                     Section 8.3 may be entered into without the joint consent of VERTEX and NOVARTIS (which consent shall not be unreasonably withheld).

       8.4. NOTICE OF CERTIFICATION. VERTEX and NOVARTIS each shall immediately give notice to the other of any certification filed under the U.S. "Drug Price Competition and Patent Term Restoration Act of 1984" claiming that a VERTEX Patent or a NOVARTIS Patent is invalid or that any infringement will not arise from the manufacture, use or sale of any product by a third party. If VERTEX decides not to bring infringement proceedings against the entity making such a certification, VERTEX shall give notice to NOVARTIS of its decision not to bring suit within twenty-one (21) days after receipt of notice of such certification. NOVARTIS may then, but is not required to, bring suit against the party that filed the certification. Any suit by NOVARTIS or VERTEX shall either be in the name of NOVARTIS or in the name of VERTEX, or jointly by NOVARTIS and VERTEX, as may be required by law. For this purpose, the party not bringing suit shall execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by the party bringing suit.

       8.5. PATENT TERM EXTENSIONS. The parties shall cooperate in good faith with each other in gaining patent term extension wherever applicable to VERTEX Patents and NOVARTIS Patents covering Drug Product Candidates or Drug Products. NOVARTIS and VERTEX shall mutually determine which patents shall be extended. All filings for such extension shall be made by the party who owns the patent, provided, however, that in the event that the party who owns the patent elects not to file for an extension, such party shall (i) inform the other party of its intention not to file and (ii) grant the other party the right to file for such extension.

                                   ARTICLE IX
                         REPRESENTATIONS AND WARRANTIES

       9.1. REPRESENTATIONS AND WARRANTIES OF VERTEX. VERTEX represents and warrants to NOVARTIS as follows:

            9.1.1. AUTHORIZATION. This Agreement has been duly executed and delivered by VERTEX and constitutes the valid and binding obligation of VERTEX,

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                                                CONFIDENTIAL TREATMENT REQUESTED

                     enforceable against VERTEX in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of VERTEX, its officers and directors.

            9.1.2. NO THIRD PARTY RIGHTS. Except as previously disclosed in writing to NOVARTIS on or before the date set forth on the first page hereof, (a) VERTEX owns or possesses adequate licenses or other rights to use all VERTEX Technology, and to grant the licenses herein; and (b) the granting of the licenses to NOVARTIS hereunder does not violate any right known to VERTEX of any Third Party.

            9.1.3. NO THIRD PARTY PATENTS. Except as disclosed in writing by VERTEX to NOVARTIS or its agents, to VERTEX's knowledge and based on its current understanding of the Drug Product Candidate(s) and its use, the development, manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidates or Drug Products pursuant to this Agreement will not infringe or conflict with any Third Party right or patent, and VERTEX is not aware of any issued patent or pending patent application that, if issued, would be infringed by the development, manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidates or Drug Products pursuant to this Agreement.

            9.1.4. MAINTENANCE OF PATENTS AND LICENSES. Subject to the provisions of Section 8.1.2 with respect to Discontinued Patents, VERTEX will take all reasonable steps to obtain any consent required for and to maintain in effect, including by means of extension, any license, sublicense, patent or patent application applicable to the Field for which it has granted rights to NOVARTIS hereunder.

       9.2. REPRESENTATIONS AND WARRANTIES OF NOVARTIS. NOVARTIS represents and warrants to VERTEX as follows:

            9.2.1. AUTHORIZATION. This Agreement has been duly executed and delivered by NOVARTIS and constitutes the valid and binding obligation of NOVARTIS, enforceable against NOVARTIS in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to creditors' rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of NOVARTIS, its officers and directors.

            9.2.2. NO THIRD PARTY RIGHTS. Except as previously disclosed in writing to VERTEX on or before the date set forth on the first page hereof,

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                                                CONFIDENTIAL TREATMENT REQUESTED

                     (a) NOVARTIS owns or possesses adequate licenses or other rights to use all NOVARTIS Technology, and to grant the licenses herein; and (b) the granting of the licenses to VERTEX hereunder does not violate any right known to NOVARTIS of any Third Party.

            9.2.3. NO THIRD PARTY PATENTS. Except as disclosed in writing by NOVARTIS to VERTEX or its agents, to NOVARTIS' knowledge and based on its current understanding of the Drug Product Candidate(s) and its use, the manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidates or Drug Products pursuant to this Agreement will not infringe or conflict with any Third Party right or patent, and NOVARTIS is not aware of any issued patent or pending patent application that, if issued, would be infringed by the development, manufacture, use or sale of any Bulk Drug Substance, Drug Product Candidates or Drug Products pursuant to this Agreement.

            9.2.4. MAINTENANCE OF PATENTS AND LICENSES. Subject to the provisions of Section 8.1.2 with respect to Discontinued Patents, NOVARTIS will take all reasonable steps to obtain any consent required for and to maintain in effect, including by means of extension, any license, sublicense, patent or patent application applicable to the Field for which it has granted rights to VERTEX hereunder.

                                   ARTICLE X
                                 CONFIDENTIALITY

       10.1. UNDERTAKING. During the term of this Agreement, each party shall keep confidential, and other than as provided herein shall not use or disclose, directly or indirectly, any trade secrets, confidential or proprietary information, or any other knowledge, information, documents or materials, owned, developed or possessed by the other party, whether in tangible or intangible form, the confidentiality of which such other party takes reasonable measures to protect, including but not limited to VERTEX Technology and NOVARTIS Technology.

            10.1.1. Each party shall take any and all lawful measures to prevent the unauthorized use and disclosure of such information, and to prevent unauthorized persons or entities from obtaining or using such information.

            10.1.2. Each party further agrees to refrain from directly or indirectly taking any action which would constitute or facilitate the unauthorized use or disclosure of such information. Each party may disclose such information to its officers, employees and agents, to authorized licensees and sublicensees, and to subcontractors in connection with the development or manufacture of Bulk Drug Substance, Drug Product Candidates or Drug Products, to the extent necessary to enable such parties to perform their obligations hereunder or under the applicable license, sublicense or subcontract, as the case may be; provided, that such officers, employees,

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                                                CONFIDENTIAL TREATMENT REQUESTED

                     agents, licensees, sublicensees and subcontractors have entered into appropriate confidentiality agreements for secrecy and non-use of such information which by their terms shall be enforceable by injunctive relief at the instance of the disclosing party.

            10.1.3. Each party shall be liable for any unauthorized use and disclosure of such information by its officers, employees and agents and any such sublicensees and subcontractors.

       10.2. EXCEPTIONS. Notwithstanding the foregoing, the provisions of
Section 10.1 hereof shall not apply to knowledge, information, documents or materials which the receiving party can conclusively establish:

            10.2.1. have entered the public domain without such party's breach of any obligation owed to the disclosing party;

            10.2.2. are permitted to be disclosed by the prior written consent of the disclosing party;

            10.2.3. have become known to the receiving party from a source other than the disclosing party, other than by breach of an obligation of confidentiality owed to the disclosing party;

            10.2.4. are disclosed by the disclosing party to a Third Party without restrictions on its disclosure;

            10.2.5. are independently developed by the receiving party without breach of this Agreement; or

            10.2.6. are required to be disclosed by the receiving party to comply with applicable laws or regulations, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure.

       10.3. PUBLICITY. The parties will agree upon the timing and content of any initial press release or other public communications relating to this Agreement and the transactions contemplated herein.

            10.3.1. Except to the extent already disclosed in that initial press release or other public communication, no public announcement concerning the existence or the terms of this Agreement or concerning the transactions described herein shall be made, either directly or indirectly, by VERTEX or NOVARTIS, except as may be legally required by applicable laws, regulations, or judicial order, without first obtaining the approval of the other party and agreement upon the nature, text, and timing of such announcement, which approval and agreement shall not be unreasonably withheld.

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                                                CONFIDENTIAL TREATMENT REQUESTED

            10.3.2. The party desiring to make any such public announcement shall provide the other party with a written copy of the proposed announcement in sufficient time prior to public release to allow such other party to comment upon such announcement, prior to public release.

            10.4. SURVIVAL. The provisions of this Article X shall survive the termination of this Agreement and shall extend for a period of five (5) years thereafter.

                                   ARTICLE XI
                                   PUBLICATION

         NOVARTIS reserves the sole right to publish or publicly present the results of the Development Program and information concerning Drug Product Candidates and Back-up Compounds (collectively, the "Results"), subject to the following terms and conditions. NOVARTIS will submit a draft of any proposed manuscript or speech to VERTEX for comments at least thirty (30) days prior to submission for publication or oral presentation. VERTEX shall notify NOVARTIS in writing within fifteen (15) days of receipt of such draft whether such draft contains (i) information of VERTEX which it considers to be confidential under the provisions of Article IX hereof, or (ii) information that if published would have an adverse effect on a patent application covering the subject matter of this Agreement which VERTEX intends to file,. In any such notification, VERTEX shall indicate with specificity its suggestions regarding the manner and degree to which NOVARTIS may disclose such information. In the case of item (ii) above, VERTEX may request a delay and NOVARTIS shall delay such publication, for a period not exceeding ninety (90) days, to permit the timely preparation and filing of a patent application or an application for a certificate of invention on the information involved. In the case of item (i) above, NOVARTIS may not publish confidential information of VERTEX without its consent in violation of
Article IX of this Agreement. The parties agree that authorship of any publication will be determined based on the customary standards then being applied in the relevant scientific journal.

         This Article XI shall terminate with the termination of this Agreement, but the provisions of Article X hereof shall continue to govern the disclosure by one party, whether by publication or otherwise, of Confidential Information of the other, during the period set forth in Section 10.4.

                                  ARTICLE XII
                               DISPUTE RESOLUTION

       12.1. GOVERNING LAW, AND JURISDICTION. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York.

       12.2. DISPUTE RESOLUTION PROCESS. Except as otherwise explicitly provided herein, in the event of any controversy or claim arising out of or relating to any provision of this Agreement, or the collaborative effort contemplated hereby, the parties shall, and either party may, initially refer such dispute to the Joint Steering Committee, and failing resolution of the controversy or claim within thirty (30) days after such referral, the matter shall be referred to the Chief Executive Officer of VERTEX and the Chief Executive Officer of NOVARTIS who shall,

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                                                CONFIDENTIAL TREATMENT REQUESTED

as soon as practicable, attempt in good faith to resolve the controversy or claim. If such controversy or claim is not resolved within sixty (60) days of the date of initial referral of the matter to the JSC, either party shall be free to initiate proceedings in any court having requisite jurisdiction.

                                  ARTICLE XIII
                              TERM AND TERMINATION

       13.1. TERM. The term of this Agreement shall extend with respect to a Drug Product in a particular country until the later of: (a) the last to expire of any VERTEX Patents containing a Valid Patent Claim covering the Drug Product or its use or manufacture in that country; or (b) if there is no such Valid Patent Claim under a VERTEX Patent in a particular country, ten (10) years from the earlier of the date Regulatory Approval is received in that country for sale of the Drug Product, or the date of First Commercial Sale of the Drug Product in that country.

       13.2. TERMINATION FOR CAUSE. In addition to rights of termination which may be granted to either party under other provisions of this Agreement, either party may terminate this Agreement upon sixty (60) days prior written notice to the other party upon the material breach by such other party of any of its obligations under this Agreement, provided that such termination shall become effective only if the breaching party shall fail to remedy or cure the breach within such sixty (60) day period.

       13.3. TERMINATION FOR BANKRUPTCY. If at any time during the term of this Agreement, an Event of Bankruptcy (as defined below) relating to either party (the "Bankrupt Party") occurs, the other party (the "Other Party") shall have, in addition to all other legal and equitable rights and remedies available hereunder, the option to terminate this Agreement upon 30 days' written notice to the Bankrupt Party. It is agreed and understood that if the Other Party does not elect to terminate this Agreement upon the occurrence of an Event of Bankruptcy, except as may otherwise be agreed with the trustee or receiver appointed to manage the affairs of the Bankrupt Party, the Other Party shall continue to make all payments required of it under this Agreement as if the Event of Bankruptcy had not occurred, and the Bankrupt Party shall not have the right to terminate any license granted herein. As used above, the term "Event of Bankruptcy" shall mean (a) dissolution, termination of existence, liquidation or business failure of either party; (b) the appointment of a custodian or receiver for either party who has not been terminated or dismissed within 90 days; (c) the institution by either party of any proceeding under national, federal or state bankruptcy, reorganization, receivership or other similar laws affecting the rights of creditors generally or the making by either party of a composition or any assignment or trust mortgage for the benefit of creditors or under any national, federal or state bankruptcy, reorganization, receivership or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within 90 days of filing.

       13.4. TERMINATION BY NOVARTIS. NOVARTIS may terminate this Agreement at any time with respect to one or more Drug Product Candidates or Drug Products, upon [***] prior written notice to VERTEX if [***]. In such event NOVARTIS, at the request of VERTEX,

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                                                CONFIDENTIAL TREATMENT REQUESTED

shall assign or otherwise transfer to VERTEX all of its regulatory filings with respect to the Drug Product Candidate or Drug Product as to which NOVARTIS has terminated this Agreement.

       13.5. EFFECT OF TERMINATION.

                 (a) Termination of this Agreement for any reason, or expiration of this Agreement, will not affect: (i) obligations, including the payment of any royalties and any supply price payments, which have accrued as of the date of termination or expiration, and (ii) rights and obligations which, from the context thereof, are intended to survive termination or expiration of this Agreement.

                 (b) For each country, at the end of the Agreement term as provided in Section 13.1 hereof in respect of a Drug Product, NOVARTIS shall have a perpetual, nonexclusive, transferable, paid-up, royalty-free license under VERTEX Technology, in each case which is in existence at the end of such Agreement term, to use, make, have made and sell that Drug Product in that country and to make or have made Drug Product for use and sale in that country.

                                  ARTICLE XIV
                                 INDEMNIFICATION

       14.1. INDEMNIFICATION BY VERTEX. VERTEX will indemnify and hold NOVARTIS and its Affiliates, and their employees, officers and directors harmless against any loss, damages, action, suit, claim, demand, liability, expense, bodily injury, death or property damage (a "Loss"), that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

            14.1.1. the development, manufacture, use, storage or handling of a Drug Product Candidate or a Drug Product by VERTEX or its Affiliates or their representatives, agents or subcontractors under this Agreement, or any actual or alleged violation of law resulting therefrom (with the exception of Losses based on infringement or misappropriation of intellectual property rights); or

            14.1.2. the breach by VERTEX of any of its covenants, representations or warranties set forth in this Agreement; and

            14.1.3. provided however, that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of NOVARTIS or its Affiliates.

       14.2. INDEMNIFICATION BY NOVARTIS. NOVARTIS will indemnify and hold VERTEX, and its Affiliates, and their employees, officers and directors harmless against any Loss that may be brought, instituted or arise against or be incurred by such persons to the extent such Loss is based on or arises out of:

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                                                CONFIDENTIAL TREATMENT REQUESTED

            14.2.1. the development, manufacture, use, sale, storage or handling of a Drug Product Candidate or a Drug Product by NOVARTIS or its Affiliates or their representatives, agents or subcontractors under this Agreement, or any actual or alleged violation of law resulting therefrom (with the exception of Losses based on infringement or misappropriation of intellectual property rights); or

            14.2.2. the breach by NOVARTIS of any of its covenants, representations or warranties set forth in this Agreement; and

            14.2.3. provided that the foregoing indemnification shall not apply to any Loss to the extent such Loss is caused by the negligent or willful misconduct of VERTEX or its Affiliates.

       14.3. CLAIMS PROCEDURES. Each Party entitled to be indemnified by the other Party (an "Indemnified Party") pursuant to Section 14.1 or 14.2 hereof shall give notice to the other Party (an "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided: That counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party; or (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the defense of such action, in each of which cases the Indemnifying Party shall pay the reasonable fees and expenses of one law firm serving as counsel for the Indemnified Party, which law firm shall be subject to approval, not to be unreasonably withheld, by the Indemnifying Party); and

            14.3.1. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent that the failure to give notice did not result in harm to the Indemnifying Party.

            14.3.2. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the approval of each Indemnified Party which approval shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against the Indemnified Party; or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

            14.3.3. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

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                                                CONFIDENTIAL TREATMENT REQUESTED

       14.4. COMPLIANCE. The parties shall comply fully with all applicable laws and regulations in connection with their respective activities under this Agreement.

       14.5. INSURANCE. Each party shall use all commercially reasonable efforts to maintain insurance, including product liability insurance, with respect to its activities hereunder.

            14.5.1. Such insurance shall be in such amounts and subject to such deductibles as the parties may agree based upon standards prevailing in the industry at the time.

            14.5.2. Either party may satisfy its obligations under this Section through self-insurance to the same extent.

            14.5.3. At such time as a Drug Product is being manufactured by a party for commercial sale, that party shall name the other party as an additional insured on any such policies.

                                   ARTICLE XV
                            MISCELLANEOUS PROVISIONS

       15.1. NOTICE OF PHARMACEUTICAL SIDE-EFFECTS. During the term of this Agreement, each of the parties will notify appropriate authorities in accordance with applicable law, and the other party, promptly after receipt of information with respect to any serious adverse event (as defined by the ICH Harmonized Tripartite Guideline on Clinical Safety Data Management), directly or indirectly attributable to the use or application of a Development Candidate, Bulk Drug Substance, a Drug Product Candidate or a Drug Product.

       15.2. WAIVER. No provision of the Agreement may be waived except in writing by both parties hereto. No failure or delay by either party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, or a waiver of a particular right or waiver of any right or remedy on any subsequent occasion.

       15.3. FORCE MAJEURE. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, other than an obligation to make a payment, when such failure or delay is caused by or results from fire, floods, embargoes, government regulations, prohibitions or interventions, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts, acts of God, or any other cause beyond the reasonable control of the affected party.

       15.4. REGISTRATION OF LICENSE. NOVARTIS may, at its expense, register the license granted under this Agreement in any country where the use, sale or manufacture of a Drug Product in such country would be covered by a Valid Patent Claim. Upon request by NOVARTIS, VERTEX agrees promptly to execute any "short form" licenses submitted to it by NOVARTIS in order to effect the foregoing registration in such country, but such licenses shall in no way alter or affect the obligations of the parties hereunder.

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       15.5. SEVERABILITY. It is the intention of the parties to comply with all applicable laws domestic or foreign in connection with the performance of its obligations hereunder. In the event that any provision of this Agreement, or any part hereof, is found invalid or unenforceable, the remainder of this Agreement will be binding on the parties hereto, and will be construed as if the invalid or unenforceable provision or part thereof had been deleted, and the Agreement shall be deemed modified to the extent necessary to render the surviving provisions enforceable to the fullest extent permitted by law.

       15.6. GOVERNMENT ACTS. In the event that any act, regulation, directive, or law of a government, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of NOVARTIS or VERTEX under this Agreement, the party, if any, not so affected shall have the right, at its option, to suspend or terminate this Agreement as to such country, if good faith negotiations between the parties to make such modifications to this Agreement as may be necessary to fairly address the impact thereof, are not successful after a reasonable period of time in producing mutually acceptable modifications to this Agreement.

       15.7. GOVERNMENT APPROVALS. NOVARTIS will use reasonable efforts to obtain any government approval required to enable this Agreement to become effective, or to enable any payment hereunder to be made, or any other obligation hereunder to be observed or performed. Each party will keep the other informed of progress in obtaining any such approvals.

       15.8. ASSIGNMENT. This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may assign this Agreement, without the consent of the other party, (i) to any of its Affiliates, if the assigning party guarantees the full performance of its Affiliates' obligations hereunder, or (ii) in connection with the transfer or sale of all or substantially all of its assets or business or in the event of its merger or consolidation with another company. Any purported assignment in contravention of this Section 15.8 shall, at the option of the non-assigning party, be null and void and of no effect. No assignment shall release either party from responsibility for the performance of any accrued obligation of such party hereunder. This Agreement shall be binding upon and enforceable against the successor to or any permitted assignee from either of the parties hereto.

       15.9. AFFILIATES. Each party may perform its obligations hereunder personally or through one or more Affiliates, although each party shall nonetheless be solely responsible for the performance of its Affiliates. Neither party shall permit any of its Affiliates to commit any act (including any act of omission) which such party is prohibited hereunder from committing directly. The use of subcontractors by either party shall not increase the financial obligations of the other party hereunder in any respect.

       15.10. COUNTERPARTS. This Agreement may be executed in duplicate both of which shall be deemed to be originals, and both of which shall constitute one and the same Agreement.

       15.11. NO AGENCY. Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between NOVARTIS and VERTEX. Notwithstanding any of the provisions of this Agreement, neither party shall at any time enter

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                                                CONFIDENTIAL TREATMENT REQUESTED

into, incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities undertaken or incurred by one party in connection with or relating to the development, manufacture or sale of Bulk Drug Substance, Drug Product Candidates or Drug Products shall be undertaken, incurred or paid exclusively by that party, and not as an agent or representative of the other party.

       15.12. NOTICE. All communications between the parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below, or to other addresses as designated by one party to the other by notice pursuant hereto, by prepaid certified, air mail (which shall be deemed received by the other party on the seventh business day following deposit in the mails), or by cable, telex, facsimile transmission, or other electronic means of communication (which shall be deemed received when transmitted), with confirmation by letter given by the close of business on or before the next following business day:

             If to NOVARTIS, at:
                    NOVARTIS PHARMA AG
                    Business Development and Licensing
                    P.O. Box
                    CH-4002
                    Basel, Switzerland
                    Attention:  Victor A. Hartmann, Vice President

                 with a copy to: Legal Services, at the address referenced above

             and

             if to VERTEX, at:
                    Vertex Pharmaceutical Incorporated
                    130 Waverly Street
                    Cambridge, MA U.S.A. 02139-4211

                    Attention:  President

             with a copy to:
                    Legal Department
                    Attention: General Counsel


       15.13. HEADINGS. The paragraph headings are for convenience only and will not be deemed to affect in any way the language of the provisions to which they refer.

       15.14. AUTHORITY. The undersigned represent that they are authorized to sign this Agreement on behalf of the parties hereto. The parties each represent that no provision of this Agreement will violate any other agreement that such party may have with any other person or company. Each party has relied on that representation in entering into this Agreement.

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                                                CONFIDENTIAL TREATMENT REQUESTED

       15.15. ENTIRE AGREEMENT. This Agreement, including the Schedules appended hereto, contains the entire understanding of the parties relating to the matters referred to herein, except as matters referenced herein are also addressed in the Research Agreement, and may only be amended by a written document, duly executed on behalf of the respective parties.

       15.16. INFLATION ADJUSTMENT. All payments required to be made to VERTEX hereunder (except any royalty payments required to be made under the provisions of Section 6.3 hereof) shall be adjusted at the beginning of each calendar year to reflect the impact of inflation since the date of execution of the Revised and Restated Research Agreement, as measured by the biotech worker inflation rate defined and reported in the Radford Survey (Radford/AON Consulting Inc., San Francisco, CA), or other mutually acceptable index. Notwithstanding the foregoing, no adjustment shall be required in any calendar year in which the appropriate inflation adjustment, if applied, would result in a change of less than [***].

       15.17. INVOICE REQUIREMENT. Any amounts payable to VERTEX hereunder (except any royalty payments required to be made under the provisions of Section
6.3 hereof) shall be made within thirty days after receipt by NOVARTIS, or its nominee designated for that purpose in advance by NOVARTIS in writing to VERTEX, of an invoice covering such payment, which invoice shall conform to the extent reasonably practicable to the form of invoice contained in Exhibit B to the Research Agreement.

       15.18. HARDSHIP. If as a result of unforeseen events or developments relating to the subject matter of this Agreement, the performance of this Agreement shall cause inequitable economic hardship for one party which runs counter to the objectives of this Agreement and which the other party cannot reasonably and in good faith expect the first party to bear unrelieved, the parties will meet and seek in good faith to find equitable means of amending this Agreement to reestablish a fair and reasonable economic balance under this Agreement between the parties hereto.

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                                                CONFIDENTIAL TREATMENT REQUESTED

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                               VERTEX PHARMACEUTICALS INCORPORATED

                               By:
                                  ---------------------------------------------
                                     Kenneth S. Boger
                               Title: Senior Vice President and General Counsel


                               NOVARTIS PHARMA AG

                               By:
                                  ----------------------------------------------

                               Title:
                                     -------------------------------------------

                               By:
                                  ----------------------------------------------

                               Title:
                                     -------------------------------------------

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                                  SCHEDULE 1.12

                         LIST OF DRUG PRODUCT CANDIDATES

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                                 To be supplied








       License, Development and Commercialization Agreement--Confidential

                                                CONFIDENTIAL TREATMENT REQUESTED


                                  SCHEDULE 1.25

                              LIST OF MAJOR MARKETS

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         [***]

         [***]

         [***]

         [***]

         [***]

         [***]

         [***]

         [***]

         [***]

         [***]




       License, Development and Commercialization Agreement--Confidential

                                                CONFIDENTIAL TREATMENT REQUESTED


                                  SCHEDULE 1.29

                                NOVARTIS PATENTS

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       License, Development and Commercialization Agreement--Confidential

                                                CONFIDENTIAL TREATMENT REQUESTED


                                  SCHEDULE 1.44

                                 VERTEX PATENTS

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       License, Development and Commercialization Agreement--Confidential